SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): May 12, 2003
                                                           ------------




                            IMPERIAL PETROLEUM, INC.

             (Exact name of registrant as specified in its charter)




         NEVADA                 0-9923                         95-338601
------------------------------------------------------------------------
(State or other          (Commission File No.)        (I.R.S. Employer
jurisdiction of                                       Identification No.)
incorporation)




11600 GERMAN PINES DRIVE, EVANSVILLE, IN                            47725
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(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code:    (812) - 867-1433
                                                        ---------------

      ITEM 1. Changes in Control:

      None.

      ITEM 2. Acquisition or Disposition of Assets:

     Registrant entered into and closed the acquisition of 25,680,000 shares of the common stock of Powder River Basin Gas Corp., representing approximately 55.4% of the issued and outstanding shares of Powder River on May 12, 2003 in connection with an Exchange Agreement (See "Exchange Agreement" included herein) between Registrant and the management and control shareholders of Powder River, Mr. Greg Smith, Taghmen Joint Venture Ltd. and E-Stone Ventures, Ltd. In connection with the Exchange Agreement, Registrant issued 2,650,000 shares of its common stock to Mr. Smith et al, representing 9.08 % of the issued and outstanding shares of Registrant and signed a Note Payable with Mr. Smith in the amount of $200,000. In conjunction with the closing, approximately $315,000 in notes payable from Powder River to Mr. Smith et al was deemed paid in full. Mr. Smith resigned as an officer and director of Powder River and Mr. Jeffrey Wilson, president of Registrant, was appointed president and sole director of Powder River. As a result of the acquisition, Powder River will become a consolidated subsidiary of Registrant.


      ITEM 7.   Financial Statements and Exhibits:

     Attached is a summary of the financial statements of Powder River Basin Gas Corp. as included in its most recent Form 10-K for the period ending December 31, 2002 (filed April 16, 2003) and for the most recent Form 10-Q for the period ending March 31, 2003 (filed May 20, 2003). The financial statements included herein have been prepared in accordance with Generally Accepted Accounting Practices (US GAAP) for the periods covered. The Form 10-K and Form 10-Q of Powder River are attached hereto.

               Exhibits

     A. Exchange Agreement by and between Imperial Petroleum, inc. and Greg Smith, Taghmen Joint Ventures Ltd. And E-Stone Ventures, Ltd. Dated February 13, 2003.

     B. Form 10-Q for Powder River Basin Gas Corp. for the period ending March 31, 2003.

     C. Form 10-K for Powder River Basin Gas Corp. for the year ended December 31, 2002.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     Imperial Petroleum, Inc.



     By: ___________________

     Jeffrey T. Wilson President




     Dated: May 21, 2003

Item 7.

                             Selected Financial Data



                              Three Months Ending    Year Ended  December 31
                                March 31, 2003           2002           2001
                                                         -------        -----

Operating Revenue              $            0             15,000              0

Income (loss)                  $       (4,205)        (1,326,213)
(1,765,596) continuing operations

Net Income(loss)               $       (4,205)        (1,344,796)    (1,786,236)
Net Income(loss)               $        (0.00)             (0.07)         (0.19)
Per Share

Total Assets                   $    1,808,217          1,866,025      1,572,392

Long-term debt                 $      199,461                  0              0

Shareholder's                  $      884,747            758,952        689,798
Equity




No dividends were declared during the periods presented.

                               EXCHANGE AGREEMENT


     This EXCHANGE AGREEMENT ("the Agreement") is entered into this 13th day of February 2003 by and between IMPERIAL PETROLEUM, INC., a Nevada corporation ("Imperial"); and Greg Smith, an individual; E-Stone Ventures, Ltd., a partnership formed under the laws of the Cayman Islands and Taghmen Ventures, Ltd, a partnership formed under the laws of the State of Texas ; (herein collectively as the "PRVB Stockholders.")

     WHEREAS, the PRVB Stockholders own 63.3% (on a fully diluted basis) of the capital stock of Powder River Basin Gas Corporation ("Powder River") and desire to sell their position in PRVB for cash and common stock in Imperial; and

     WHEREAS, the PRVB Stockholders and Imperial deem it advisable and in the best interests of Powder River and Imperial to enter into this Agreement to facilitate the acquisition of control of Powder River and a timely transition of management; and

     WHEREAS, as a condition to this Agreement, Imperial has required that The PRVB Stockholders (a) resign as officers and directors of Powder River, and (b) appoint Imperial's nominees as officers and directors of Powder River until the next regularly scheduled shareholders meeting; and

     WHEREAS, the PRVB Stockholders are each Accredited Investors as that term is defined by the Securities Act of 1933 as amended; and

     WHEREAS, the Board of Directors of Imperial deems it advisable and in the best interests of Imperial to approve the transactions contemplated herein;

     NOW, THEREFORE, in consideration of the promises and of the mutual agreements, provisions and covenants herein contained, the parties hereto agree as follows.

     1.01 Exchange. Subject to the terms and conditions herein set forth, at the time of closing set forth in Section 1.02 hereof; Imperial hereby agrees to issue or cause to be issued and deliver at closing a total of 2,650,000 shares (par value $0.006) of the common stock of Imperial ("Imperial Shares") as follows:

          (a) 2,400,000 shares of restricted common stock of Imperial shall be issued to the PRVB Stockholders in exchange for the assignment of 18,000,000 shares of the common stock of Powder River to Imperial (representing at least 63.3% of the issued and outstanding capital stock of Powder River on a fully diluted basis, the "Powder River Shares") and the cancellation of any and all financial obligations owed or owing to the PRVB Stockholders by Powder River whether asserted or unasserted at the time of closing.

          (b) 250,000 shares of the freely tradable common stock of Imperial shall be issued to the PRVB Stockholders at closing.

          (c) a total cash consideration of $200,000 shall be paid to the PRVB Stockholders in two equal increments with the initial payment at closing and the subsequent payment on or before 30 days after the closing date.

          (d) At closing, The PRVB Stockholders shall resign as officers and directors of Powder River and shall use their reasonable best efforts to appoint Imperial's nominees as officers and directors of Powder River.

     1.02 Closing. Subject to the terms and provisions of this Agreement, the closing of the exchange transaction will be at 10:00 a.m. at the offices of Imperial Petroleum, Inc., 11600 German Pines Drive, Evansville, IN 47725 on or before April 1, 2003, or at such earlier or later date or such other place as shall be mutually agreed upon by Imperial and the PRVB Stockholders, such date and time sometimes being referred to herein as the "Closing" or "Closing Date."

2. Representations and Warranties of the PRVB Stockholders.

     Each of the PRVB Stockholders severally, and jointly, represents and warrants to Imperial that, with respect to the Powder River shares owned by such PRVB Stockholder as set forth on Exhibit "A" attached hereto, the statements contained in this Section 2 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 2.

     2.01 Authorization. The PRVB Stockholder has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the PRVB Stockholder, enforceable in accordance with its terms and conditions. The PRVB Stockholder need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any government, governmental agency, or other person in order to consummate the transactions contemplated by this Agreement.

     2.02 Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any statute, regulation, rule, judgement, order, decree, stipulation, injunction, charge or other restriction of any government, governmental agency or court to which the PRVB Stockholder is subject, or conflict with, result in a breach of; constitute a default under, result in the acceleration of; create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest, or other arrangement to which the PRVB Stockholder is a party or by which he is bound or to which any of his assets are subject.

     2.03 Ownership. The PRVB Stockholder holds of record or owns beneficially the number of Powder River Shares set forth opposite his name as set forth on Exhibit "A" attached hereto. The PRVB Stockholder holds his Powder River Shares free and clear of any restrictions on transfer (other than restrictions under federal and state securities laws), claims, taxes, security interests, options, warrants, rights, contracts, calls, commitments, equities and demands. The PRVB Stockholder is not a party to any option, warrant, contract, call, put or other agreement or commitment providing for the disposition or acquisition of any capital stock of Powder River (other than this Agreement). The PRVB Stockholder is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of any capital stock of Powder River.

     2.04 Speculative Nature and Risk. The PRVB Stockholders each understand and acknowledge the speculative nature of and substantial risk of loss associated with an investment in the Imperial Shares which may be subject to substantial dilution. The PRVB Stockholders each represent and warrant that the Imperial Shares constitute an investment which is suitable and consistent with their respective financial conditions and that they are each able to bear the risks of this investment for an indefinite period of time, which may include the total loss of their investment in Imperial. The PRVB Stockholders each further represent that they have adequate means of providing for their respective current financial needs and corporate and personal contingencies and no need for liquidity in their investment in Powder River and that they each have sufficient financial and business experience to evaluate the merits and risks of an investment in Powder River.

     2.05 Federal or State Securities Laws. The PRVB Stockholders each understand and acknowledge that the Imperial Shares to be issued in 1.01(a) above have not been, and will not be, registered under the Securities Act of 1933, as amended (the "1933 Act"), or applicable state securities laws, and the PRVB Stockholders are each aware that no federal or state agency has made any review, finding or determination regarding the terms of their acquisition of the Imperial Shares nor any recommendation or endorsement of the Imperial Shares as an investment, and the PRVB Stockholders must each forego the security, if any, that such a review would provide.

     2.06 Acquisition for Own Account. The PRVB Stockholders each understand and acknowledge that the Imperial Shares are being offered and sold under exemptions from registration provided by the 1933 Act and exemptions provided by applicable state securities laws and the PRVB Stockholders each warrant and represent that the Imperial Shares are being acquired by them solely for their own account, for investment purposes only, and not with a view to or for the resale, distribution, subdivision or fractionalization thereof. The PRVB Stockholders each represent and warrant that they have no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of the Imperial Shares or which would guarantee them any profit or protect them against any loss with respect to the Imperial Shares. Further, the PRVB Stockholders have no plans to enter into any such agreement or arrangement, and, consequently, they must each bear the economic risk of an investment in the Imperial Shares for an indefinite period of time.

     2.07 Limitations on Resale or Transfer. The PRVB Stockholders each understand and acknowledge that the Imperial Shares will be "restricted" as defined in Rule 144 under the 1933 Act and that therefore they cannot offer to sell or otherwise transfer or distribute the Imperial Shares without registration thereof; under both the 1933 Act and any applicable state securities laws, or unless an exemption is, in the opinion of Imperial's counsel, available to them under the 1933 Act and any applicable state securities laws. Such exemption is not now available and it is not anticipated that any such exemption will become available in the future. The PRVB Stockholders each further understand and acknowledge that the restrictions on the transfer of the Imperial Shares will be noted on the books of Imperial and that the stock certificate representing the Imperial Shares will bear a written legend setting forth the restriction on the transferability of the Imperial Shares in substantially the following form:


          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

Imperial agrees that, subject to compliance with Rule 144 and all applicable securities laws, it will not impede the removal of the restrictive legend so placed upon the stock received by the PRVB Stockholders at such time as the applicable holding period has been satisfied.

     2.08 Independent Investigation of Imperial. The PRVB Stockholders confirm that they have received, reviewed, understand and have fully considered (including, without limitation, the financial statements contained therein) for purposes of their acquisition of the Imperial Shares, the business prospects and leases of Imperial. The PRVB Stockholders acknowledge that (i) Imperial has limited financial resources and will need additional sources of capital to implement its current business plan, the availability of which is uncertain and cannot be assured, and (ii) the Imperial Shares are a highly speculative investment with a high degree of risk of loss by the PRVB Stockholders of their investment therein. The PRVB Stockholders represent and warrant that in making the decision to acquire the Imperial Shares, they have relied upon their own independent investigation of Imperial and the independent investigations by their representatives, including their own professional legal, tax and business advisors, and that the PRVB Stockholders and their representatives have been given the opportunity to examine all relevant documents and to ask questions of and to receive answers from Imperial, or person(s) acting on its behalf; concerning the terms and conditions of acquisition by the PRVB Stockholders of the Imperial Shares and any other matters concerning an investment in Imperial, and to obtain any additional information the PRVB Stockholders deem necessary to verify the accuracy of the information provided.

     2.09  Disclosure.  The  representations  and  warranties  contained in this
Section 2 do not contain any untrue statement of a fact or omit to state any fact necessary in order to make the statements and information contained in this
Section 2 not misleading.

3.             Representations and Warranties of Imperial

     Imperial represents and warrants to the PRVB Stockholders that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date.

     3.01 Organization. Qualification and Corporate Power. Imperial is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Imperial is duly authorized to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires such qualification. Imperial has full corporate power and authority to carry on the business in which it is engaged and to own and use the properties owned and used by it. Imperial has made available for inspection by the PRVB Stockholders correct and complete copies of the Certificate of Incorporation and Bylaws of Imperial (as amended to date). The minute books containing the records of meetings of the stockholders, the Board of Directors and any committees of the Board of Directors, the stock certificate books and the stock record books of Imperial are correct and complete. Imperial is not in default under or in violation of any provision of its Certificate of Incorporation or Bylaws.

     3.02 Capitalization. The entire authorized capital stock of Imperial consists of (i) 50,000,000 shares of common stock, par value $0.006 per share, of which 25,681,455 shares are issued and outstanding and 116,667 shares are held in treasury. All of the issued and outstanding shares have been duly authorized, are validly issued, fully paid, and non-assessable and are held of record by the respective Imperial shareholders as set forth in Imperial's stock record books. There are no outstanding or authorized options, warrants, rights, contracts, calls, puts, rights to subscribe, conversion rights or other agreements or commitments to which Imperial is a party or which are binding upon Imperial providing for the issuance, disposition or acquisition of any of its capital stock, except as disclosed in the Company's filings with the SEC and its most recent annual and quarterly reports. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to Imperial. There are no voting trusts, proxies or any other agreements or understandings with respect to the voting of the capital stock of Imperial. Upon issuance, the Imperial Shares to be issued to the PRVB Stockholders pursuant to this Agreement will be duly authorized, validly issued, fully paid and non-assessable.


     3.03 Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge or other restriction of any government, governmental agency or court to which the Imperial is subject or any provision of its Certificate of Incorporation or Bylaws of Imperial or (ii) conflict with, result in a breach of; constitute a default under, result in the acceleration of; create in any party the right to accelerate, terminate, modify, or cancel or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which Imperial is a party or by which it is bound or to which any of its assets is subject or result in the imposition of any security interest upon any of its assets. Imperial is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government, governmental agency or other person in order for Imperial to consummate the transactions contemplated by this Agreement.

     3.04 Common Stock Trading Market. The common stock of Imperial is eligible for quotation and is quoted on the National Association of Securities Dealers ("NASD") OTC Bulletin Board in accordance with the applicable rules of the NASD and Securities and Exchange Commission ("SEC") and is in compliance with applicable NASD and SEC rules for continuing quotation on the NASD Bulletin Board. There are a number of broker-dealers which are market-makers in the common stock of Imperial and a complete list is available at the web site for the OTC Bulletin Board ("Market-Makers"). Imperial has furnished each Market-Maker and each other broker-dealer effecting transactions in the
Company's common stock with all information required by SEC Rule 15c2-l 1 as required. Imperial, its officers, directors and affiliates have fully complied with any and all requests for information by the Market-Makers and all other broker-dealers, whether or not acting in the capacity of a market-maker, pursuant to SEC Rule 15c2-l 1. Any and all information provided by Imperial to the Market-Makers and all other broker-dealers, whether or not acting in the capacity of a market-maker, was, at the time if was furnished, accurate in all material respects.

     3.05 Speculative Nature and Risk. Imperial understands and acknowledges the speculative nature of and substantial risk of loss associated with an investment in the Powder River Shares which may be subject to substantial dilution. Imperial represents and warrants that the Powder River Shares constitute an investment which is suitable and consistent with its financial conditions and that it is able to bear the risks of this investment for an indefinite period of time, which may include the total loss of its investment in Powder River. Imperial further represents that it has adequate means of providing for its respective current financial needs and corporate and personal contingencies and no need for liquidity in its investment in Powder River and that it has sufficient financial and business experience to evaluate the merits and risks of an investment in Powder River.

     3.06  Federal  or  State   Securities   Laws.   Imperial   understands  and
acknowledges that the Powder River Shares have not been, and will not be, registered under the 1933 Act, or applicable state securities laws and Imperial is aware that no federal or state agency has made any review, finding or determination regarding the terms of their acquisition of the Powder River Shares nor any recommendation or endorsement of the Powder River Shares as an investment, and Imperial must forego the security, if any, that such a review would provide.



     3.07 Acquisition for Own Account. Imperial understands and acknowledges that the Powder River Shares are being offered and sold under exemptions from registration provided by the 1933 Act and exemptions provided by applicable state securities laws and Imperial warrants and represents that the Powder River Shares are being acquired by it solely for its own account, for investment purposes only, and not with a view to or for the resale, distribution, subdivision or fractionalization thereof. Imperial represents and warrants that it has no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of the Powder River Shares or which would guarantee them any profit or protect them against any loss with respect to the Powder River Shares. Further, Imperial has no plans to enter into any such agreement or arrangement, and, consequently, it must bear the economic risk of an investment in the Powder River Shares for an indefinite period of time.

     3.08 Limitations on Resale or Transfer. Imperial understands and acknowledges that the Powder River Shares will be "restricted" as defined in Rule 144 under the 1933 Act and that therefore it cannot offer to sell or otherwise transfer or distribute the Powder River Shares without registration thereof; which Powder River is not obligated to do, under both the 1933 Act and any applicable state securities laws, or unless an exemption is, in the opinion of Powder River's counsel, available to them under the 1933 Act and any applicable state securities laws. Such exemption is not now available and it is not anticipated that any such exemption will become available in the future. Imperial further understands and acknowledges that the restrictions on the transfer of the Powder River Shares will be noted on the books of Powder River and that the stock certificate representing the Powder River Shares will bear a written legend setting forth the restriction on the transferability of the Powder River Shares in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

     3.09 Independent Investigation of Powder River. Imperial confirms that it has received, reviewed, understands and has fully considered (including, without limitation, the financial statements contained therein) for purposes of its acquisition of the Powder River Shares, the business prospects and leases of Powder River. Imperial acknowledges that (i) Powder River has limited financial resources and will need additional sources of capital to implement its current business plan, the availability of which is uncertain and cannot be assured, and
(ii) the Powder River Shares are a highly speculative investment with a high degree of risk of loss by Imperial of its investment therein. Imperial represents and warrants that in making the decision to acquire the Powder River Shares, it has relied upon its own independent investigation of Powder River and the independent investigations by its representatives, including its own professional legal, tax and business advisors, and that Imperial and its representatives have been given the opportunity to examine all relevant documents and to ask questions of and to receive answers from Powder River, or person(s) acting on its behalf; concerning the terms and conditions of acquisition by Imperial of the Powder River Shares and any other matters concerning an investment in Powder River, and to obtain any additional information Imperial deems necessary to verify the accuracy of the information provided.

     3.10  Disclosure.  The  representations  and  warranties  contained in this
Section 3 do not contain any untrue statement of a fact or omit to state any fact necessary in order to make the statements and information contained in this
Section 3 not misleading.

4. Survival.

     All of the representations and warranties of the parties contained in this Agreement shall expire at the Closing Date.

5. Consents.

     Prior to Closing, the PRVB Stockholders and Imperial shall each use his or its respective reasonable efforts to obtain the consent or approval of each person whose consent or approval shall be required in order to permit the PRVB Stockholders or Imperial, as the case may be, to consummate the transaction.

6. Conditions to Closing.

     6.01  General  Conditions.   The  obligations  of  the  parties  to  effect
the Closing shall be subject to the following conditions:

          (a) The Board of Directors of Imperial shall have approved this Agreement in accordance with applicable provisions of state law.

          (b) No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, filing or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (iii) affect adversely the right of Imperial to acquire and own the Powder River Shares, (iv) affect adversely the right of the PRVB Stockholders to acquire and own the Imperial Shares; or (v) affect adversely the right of either Imperial or Powder River to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling or charge shall be in effect).

          (c) All governmental approvals, the absence of which would have a materially adverse effect on Imperial or Powder River, respectively, on a consolidated basis, after the Closing Date, shall have been received.

     6.02 Conditions of Obligations of Imperial. The obligation of Imperial to proceed with the Closing on the Closing Date shall at all times be subject to the following conditions precedent, any of which may be waived by Imperial in writing:

          (a) (i) The representations and warranties of the PRVB Stockholders contained herein shall be true and correct in all material respects at the Closing Date with the same effect as though made at such time, and (ii) the PRVB Stockholders shall have each performed all material obligations and complied with all material covenants required by this Agreement to be performed or complied with by him or it prior to the Closing Date.

          (b) The PRVB Stockholders shall have each obtained and delivered to Imperial any consents to the transactions contemplated by this Agreement from the parties to all material contracts which require such consent.

          (c) There shall not have occurred (i) any material adverse change, since the most recent Powder River fiscal year end, in the business, properties, results of operations or financial condition of Powder River, or (ii) any loss or damage to any of the properties or assets (whether or not covered by insurance) of Powder River which will materially affect or impair the ability of Powder River to conduct the business now being conducted by Powder River.

          (d) Powder River shall be current in all of its required filings with the SEC, including its Form 10-K effective as of 12/31/02.


          (e) The total outstanding notes and accounts payable of Powder River shall not exceed $300,000 at closing.

          (f) All statutory requirements for the valid consummation by the Powder River Stockholders of the transactions contemplated by this Agreement shall have been fulfilled and all authorizations, consents and approvals of all federal, state or local governmental agencies and authorities required to be obtained in order to permit consummation by the PRVB Stockholders of the transactions contemplated by this Agreement and to permit the business presently carried on by Powder River to continue unimpaired to any material degree immediately following the Closing Date shall have been obtained. Between the date of this Agreement and the Closing Date, no governmental agency, whether federal, state or local, shall have instituted (or threatened to institute in a writing directed to the PRVB Stockholders, Powder River, Imperial or any of their subsidiaries or affiliates) an investigation which is pending at the Closing Date relating to the Closing and between the date of this Agreement and the Closing Date no action or proceeding shall have been instituted or, to the knowledge of the PRVB Stockholders, shall have been threatened by any party (public or private) before a court or other governmental body to restrain or prohibit the transactions contemplated by this Agreement or to obtain damages in respect thereof.

          (g) The PRVB Stockholders shall have each acknowledged by their execution of this Agreement to Imperial in writing (i) that the shares of Imperial common stock to be issued to them pursuant to the Closing will be issued without registration under the 1933 Act, or the securities laws of any state in reliance upon available exemptions from the registration requirements thereof; (ii) that all such shares of Imperial common stock will be subject to restrictions on transferability and may not be offered for sale, sold or otherwise transferred unless subsequently registered under the 1933 Act and all other applicable securities laws or unless exemptions from the registration requirements of the 1933 Act and all other applicable securities laws are available, as established to the satisfaction of Imperial, and (iii) the certificates evidencing such Imperial common stock will bear an appropriate legend evidencing the above referenced restrictions on transferability.

          (h) All papers, documents, agreements and other items required to be delivered at Closing pursuant to Section 7.03 shall be delivered at Closing.

     6.03 Conditions of Obligation of the PRVB Stockholders. The obligation of the PRVB Stockholders to proceed with the Closing on the Closing Date shall at all times be subject to the following conditions precedent, any of which may be waived by the PRVB Stockholders in writing:

          (a) (i) the representations and warranties of Imperial herein shall be true in all material respects at the Closing Date with the same effect as though made at such time; and (ii) Imperial shall have performed all material obligations and complied with all material covenants required by this Agreement to be performed or complied with by it prior to the Closing Date.

          (b) Imperial shall have obtained and delivered to the PRVB Stockholders any consents to the transactions contemplated by this Agreement from the parties to all material contracts which require such consent.

          (c) There shall not have occurred (i) any material adverse change since the most recent Imperial fiscal year end in the business, properties, results of operations or financial condition of Imperial, or (ii) any loss or damage to any of the properties or assets (whether or not covered by insurance) of Imperial which will materially affect or impair the ability of Imperial to conduct the business now being conducted by Imperial.

          (d) All statutory requirements for the valid consummation by Imperial of the transactions contemplated by this Agreement shall have been fulfilled and all authorizations, consents and approvals of all federal, state, local and foreign governmental agencies and authorities required to be obtained in order to permit consummation by Imperial of the transactions contemplated by this Agreement shall have been obtained. Between the date of this Agreement and the Closing Date, no governmental agency, whether federal, state or local, shall have instituted (or threatened to institute in writing directed to the PRVB Stockholders, Powder River, Imperial or any of their subsidiaries or affiliates) an investigation which is pending at the Closing Date relating to the Closing and between the date of this Agreement and the Closing Date no action or proceeding shall have been instituted or, to the knowledge of Imperial shall have been threatened by any party (public or private) before a court or other governmental body to restrain or prohibit the transaction contemplated by this Agreement or to obtain the damages in respect thereof..

          (e) All papers, documents, agreements and other items required to be delivered at Closing pursuant to Section 7.02 shall have been delivered at Closing.


7. Actions at Closing.

     7.01 Actions at the Closing. At the Closing, Imperial and the PRVB Stockholders will each deliver, or cause to be delivered to the other, the securities to be exchanged in accordance with Section 1.01 of this Agreement, and each party shall pay any and all federal and state taxes required to be paid in connection with the issuance of delivery of their own securities. Certificates representing the Imperial Shares shall be issued and delivered as set forth on Exhibit "B" attached hereto. Certificates representing the Powder River Shares shall be duly endorsed by each of the PRVB Stockholders for transfer to Imperial or in blank, or have appropriately executed powers of attorney attached, and signatures shall be witnessed.

     7.02 Deliveries by Imperial. At Closing, Imperial will deliver to the Powder River Stockholders:

          (a) certificates for the Imperial Shares as provided by Section 7.01 hereof; and

          (b) certified bank check in the amount of $100,000 made payable to the PRVB Stockholders or their nominee.

     7.03 Deliveries by the PRVB Stockholders. At Closing, the PRVB Stockholders shall deliver to Imperial:

          (a)  certificates  for the Powder  River Shares as provided by Section
     7.01 hereof; and

          (b) resignations by the PRVB Stockholders of their positions as officers or directors of Powder River.


8.  Termination.

     8.01 Termination of the Agreement. The parties may terminate this Agreement as provided below:

          (a) Imperial and the PRVB Stockholders may terminate this Agreement by mutual written consent at any time prior to the Closing;

          (b) Either party may terminate this Agreement by giving written notice to the other party on or before the Closing Date if either party is not satisfied with the results of their continuing business, legal and accounting due diligence regarding each other;

          (c) The PRVB Stockholders may terminate this Agreement by giving written notice to Imperial at any time prior to the Closing (i) in the event Imperial has breached any representation, warranty or covenant contained in this Agreement in any material respect, the PRVB Stockholders has notified Imperial of the breach and the breach has continued without cure for a period of 10 days after the notice of breach, or (ii) if the Closing shall not have occurred on or before April 1, 2003, or such later date as may be agreed to in writing by the PRVB Stockholders and Imperial, by reason of the failure of any condition precedent under Section 6.01 or
     Section 6.03 hereof (unless the failure results primarily from the PRVB Stockholders themselves breaching any representation, warranty or covenant contained in this Agreement); and

          (d) Imperial may terminate this Agreement by giving written notice to the PRVB Stockholders at any time prior to the Closing (i) in the event the PRVB Stockholders have breached any representation, warranty or covenant contained in this Agreement in any material respect, Imperial has notified Powder River and the PRVB Stockholders of the breach and the breach has continued without cure for a period of 10 days after the notice of breach or (ii) if the Closing shall not have occurred on or before April 1, 2003, or such later date as may be agreed to in writing by the PRVB Stockholders and Imperial, by reason of the failure of any condition precedent under
     Section 6.01 or Section 6.02 hereof (unless the failure results primarily from Imperial itself breaching any representation, warranty or covenant contained in this Agreement).


     8.02 Effect of Termination. If either the PRVB Stockholders or Imperial terminates this Agreement pursuant to Section 8.01 above, all rights and obligations of the parties hereunder shall terminate without any liability of any party to any other party.


9. General.

     9.01 Brokers and Finders. Each Party hereto represents that no broker, agent, finder or other party has been retained by either Party, and no brokerage or finder's fees or agent's commissions or other like payment has been agreed to be paid by him or it in connection with this Agreement or on account of the transactions contemplated by this Agreement. Each Party agrees to indemnify and hold harmless the other parties from and against any and every claim arising by breach of the aforesaid representation and warranty and all costs and expenses, legal or otherwise, which any such party may incur as the result of any such claim.

     9.02 Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other parties; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable efforts to advise the other Party prior to making the disclosure.)

     9.04 Survival of Covenants Representations and Warranties. Except as otherwise specifically provided, the covenants, representations and warranties contained herein shall expire and be terminated and extinguished at the Closing Date.

     9.05 Governing Law. This Agreement and the legal relations between the parties shall be governed by and consummated in accordance with the laws of the State of Nevada.

     9.06 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if sent by registered mail or certified mail, postage prepaid if addressed as follows:


             If to Imperial:

                   Imperial Petroleum, Inc.
                   11600 German Pines Drive
                   Evansville, IN 47725
                   Attn. Mr. Jeffrey T. Wilson
                   President


             If to the PRVB Stockholders:

                   Powder River Basin Gas Corporation.
                   3303 Lee Parkway, Suite 415
                   Dallas, TX 75209
                   Attn: Mr. Greg Smith
                   Chairman



     9.07 No Assignment. This Agreement may not be assigned by operationof law or otherwise, without the express written consent of each party hereto.



          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.



IMPERIAL PETROLEUM, INC.                         Greg Smith



By:__________________________                    By:____________________________
   Jeffrey T Wilson,President                       Greg Smith, an individual





                                                 Taghmen Ventures Ltd.




                                                 By: ___________________________
                                                     Greg Smith, General Partner





                                                 E-Stone Ventures, Ltd.




                                                 By: ___________________________
                                                     Greg Smith, General Partner

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 10-QSB/A

     [X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                        Commission file number 000-31945

                      For the quarter ended March 31, 2003

                          POWDER RIVER BASIN GAS CORP.
        (Exact name of small business issuer as specified in its charter)

                                    Colorado
                            (State of incorporation)

                                   84-1521645
                         (IRS Employer Identification #)

                                  P.O. Box 7500
                                Dallas, TX 75209
                                 (214) 526-5678
         (Address and telephone number of principal executive office)

Indicate by checkmark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

As of March 31, 2003, 25,237,833 shares of common stock, $0.001 par value, were outstanding.

Transitional Small Business Disclosure Format (check one): [ X ] Yes [ ] No .

PART I:  FINANCIAL INFORMATION

ITEM 1:  FINANCIAL STATEMENTS

                      Powder River Basin Gas Corp.
                           Consolidated Balance Sheets
               As of March 31, 2003 and December 31, 2002

                                             (unaudited)
                                               March 31     December 31
                                            ------------------------------
                                            ------------------------------
ASSETS
CURRENT ASSETS
  Cash                                     $      13,307  $      12,556
  Accounts receivable                                  -              -
  Other current assets                               500              -
                                            ------------------------------
                                            ------------------------------
Total current assets                              13,807         12,556

Oil and gas properties using full cost
accounting (note 3)
  Properties not subject to amortization       1,794,410      1,853,469
  Accumulated amortization                             -              -
                                            ------------------------------
                                            ------------------------------
Net oil and gas properties                     1,794,410      1,853,469
                                            ------------------------------
                                            ------------------------------

Total assets                               $   1,808,217  $   1,853,469
                                            ==============================
                                            ==============================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                         $      39,909  $     114,020

  Accrued expenses                                     -         48,953
  Related party payable                          317,700        317,700
  Notes payable                                  366,400        626,400
                                            ------------------------------
                                            ------------------------------
Total current liabilities                        724,009      1,107,073
                                            ------------------------------
                                            ------------------------------

Long term debt (note 4)                          199,461              -
Total liabilities                                923,470      1,107,073
                                            ------------------------------
                                            ------------------------------
STOCKHOLDERS' EQUITY
  Common stock, par value $.001 per share;
  50,000,000 shares authorized; 20,437,833
  and 19,907,833 shares issued and
  19,517,833 and 16,347,833 outstanding           25,637         20,437

  Capital in excess of par value               3,995,267      3,870,467

  Accumulated deficit                         (3,135,237)    (3,131,032)

  Treasury stock; 920,000 and 3,560,000
  shares                                            (920)          (920)
                                            ------------------------------
                                            ------------------------------
Total stockholders' equity                       884,747        758,952
                                            ------------------------------
                                            ------------------------------
Total liabilities and stockholders' equity $   1,808,217  $   1,866,025
                                            ==============================

                          POWDER RIVER BASIN GAS CORP.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                   AS OF MARCH 31, 2003 AND MARCH 31, 2002



Three Months Ending March 31
                                            2003                2002
                                      -----------------   ---------------
                                      -----------------   ---------------

REVENUE
   Oil and gas sales                $          -        $          -
   Other operating revenue                     -                   -
                                      -----------------
                                      -----------------   ---------------
                                               -                   -
                                      -----------------   ---------------
     Total revenue

EXPENSES
   General and administrative              4,205              65,048
   Lease operating costs                      26              55,104
   Legal and professional                      -              23,637
   Travel                                      -               7,816
                                      -----------------   ---------------
     Total expenses                        4,205             151,606

NET OPERATING LOSS                        (4,205)           (151,606)

OTHER INCOME (EXPENSE)
   Interest expense                            -                (503)
                                      -----------------   ---------------

NET LOSS                            $     (4,205)      $    (152,109)

BASIC LOSS PER COMMON SHARE         $     (0.00)       $       (0.02)
                                      -----------------   ---------------

WEIGHTED AVERAGE NUMBER OF SHARES
   OUTSTANDING                         20,437833           9,341,538
                                      =================   ===============

                          Powder River Basin Gas Corp.
           Consolidated Statement of Stockholders' Equity (Unaudited)
                       For the Period Ended March 31, 2003


                                               Common Stock           Capital in                 Treasury Stock
                                          ----------------------      Excess of     Retained   ---------------------
                                            Shares      Amount        Par Value     Deficit    Shares     Amount
                                          ----------   ---------   -------------------------------------------------

Balance at inception on June 13, 2001              -  $       -   $            -    $      -              $   -


Common stock issued for organization
   costs; $0.001 per share                3,350,000       3,350        (3,350)           -         -            -

Common stock issued for services; $0.001
per share                                 5,650,000       5,650        (5,650)           -         -            -

Common stock returned due to non
   completion of services; $0.001 per share       -           -             -            -    (5,040,000)   (5,040)


Reverse acquisition adjustment            9,960,000       9,960        (9,960)           -         -            -

Common stock issued for related party

   payable at $0.81 per share               100,000         100        89,900            -         -            -

Common stock issued for services at
$0.81 per share                                   -           -       453,040            -       560,000       560

Common stock issued for cash at $1.10
per share                                   600,000         600       664,390            -         -            -

Common stock issued for services at
$1.11 per share                                   -           -     1,023,730            -       920,000       920

Common stock issued for payable at $1.00
per share                                   247,833         247       247,587            -         -            -

Net loss for the year ended December 31,
2002                                              -           -             -   (1,786,236)        -            -
                                          ----------   ---------   -----------  -----------------------------------
Balance at December 31, 2001              19,907,833     19,907     2,459,687   (1,786,236)   (3,560,000)   (3,560)


                          Powder River Basin Gas Corp.
     Consolidated Statement of Stockholders' Equity (Unaudited) (continued)
                     For the Period Ended September 30, 2002



                                                Common Stock            Capital In                  Treasury Stock
                                             ---------------------      Excess of     Retained    --------------------
                                                Shares      Amount      Par Value     Deficit     Shares      Amount
                                             ----------     ------     ----------------------------------------------
Balance at December 31, 2001                 19,907,833     19,907     2,459,687     (1,786,236) (3,560,000)  (3,560)


Common stock issued for payables; $0.61
per share                                            -           -       152,250              -     250,000      250

Common stock issued for services at
$0.65 per share                                      -           -       407,420              -     630,000      630

Common stock issued for cash at $1.00
per share                                       30,000          30        29,970              -           -        -

Common stock issued for services at
$0.59 per share                                      -           -       665,570              -   1,130,000    1,130

Common stock issued for services; $0.09
per share                                            -           -        56,070              -     630,000      630

Common stock issued for related party
payables; $0.20 per share                      500,000         500        99,500              -           -        -

Net loss for the year ended December 31,
2002                                                 -           -                -  (1,344,796)          -        -
                                            ----------   ---------   -----------  -----------------------------------

Balance at December 31, 2002                20,437,833  $   20,437  $  3,870,467   $ (3,131,032)   (920,000) $  (920)
                                            ----------   ---------   -----------  -----------------------------------
                                            ----------   ---------   -----------  -----------------------------------
 Common stock issued for accrued
salaries and services; $0.025  per share     5,200,000       5,200       124,800
                                            ----------   ---------   -----------  -----------------------------------
                                            ----------   ---------   -----------  -----------------------------------
 Net loss for the period ended March 31,
2003                                                                                    (4,205)
                                            ----------   ---------   -----------  -----------------------------------
                                            ----------   ---------   -----------  -----------------------------------

Balance at March 31, 2003                   25,637,833      25,637     3,995,267    (3,135,237)   (920,000)     (920)
                                            ----------   ---------   -----------  -----------------------------------
                                            ----------   ---------   -----------  -----------------------------------

                                            ==========   =========   ===========  ===================================


                          Powder River Basin Gas Corp.
             Consolidated Statements of Cash Flows (Unaudited)
                 For the Three Month Period Ending March 31

                                                     2003           2002
                                                  ------------   ------------
                                                  ------------   ------------
Cash flows from operating activities
   Net loss                                    $     (4,205)  $   (152,109)
   Adjustments to net loss provided by
   operating activities:
      Common stock issued for services
      rendered                                             -             -
      Common stock issued for retirement of
      accounts payable                             (130,000)       200,000
      Changes in assets and liabilities:
        Decrease (increase) in accounts
        receivable                                         -      (75,000)
        Increase in other current assets                   -             -
        (Decrease) increase in accounts
        payable                                            -     (167,313)
                                                  ------------   ------------

        Net cash provided by (used in)
        operating activities                       (134,205)      (194,421)
                                                  ------------   ------------

Cash flows from investing activities
   Cash for acquisition                                    -              -
   Expenditures for oil and gas property
   development                                             -        (42,000)
                                                  ------------   ------------

        Net cash used in investing activities              -      (42,000)
                                                  ------------   ------------

Cash flows from financing activities
   Proceeds from notes payable and long-term
   liabilities                                       (1,282)       134,466
   Proceeds from issuance of common stock            130,000       100,000
                                                  ------------   ------------

        Net cash provided by financing
        activities                                   128,718       234,466
                                                  ------------   ------------

Net increase (decrease) in cash and cash
equivalents                                          (5,630)        (1,955)

Cash at beginning of period                           18,938         2,323
                                                  ------------   ------------

Cash at end of period                          $      13,307  $        368
                                                  ============   ============


Cash paid for:
 Interest                                            $      -  $           -
 Income taxes                                        $      -  $           -

Non cash financing activities:
  Common stock issued for payment of accounts
   payable pertaining to acquisition of oil and
   gas properties                                  $        -  $           -
  Common stock issued to retire accounts payable   $  130,000  $           -

                          Powder River Basin Gas Corp.
                  Notes to Consolidated Financial Statements
                       For the Period Ended March 31, 2003


NOTE 1 - PREPARATION OF FINANCIAL STATEMENTS

The unaudited consolidated financial statements of Powder River Basin Gas Corp. for the period ended March 31, 2003, included herein have been prepared in accordance with generally accepted accounting principles and the rules and regulations of the Securities and Exchange Commission ("SEC") and should be read in conjunction with the audited financial statements and notes thereto contained in the Company's latest Annual Report filed with the SEC on Form 10-KSB/A. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim period presented have been reflected herein. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosures contained in the audited financial statements for the most recent year, 2002, as reported in the Form 10-KSB/A, have been omitted.


NOTE 2 - ORGANIZATION


The Company was incorporated under the laws of Colorado on August 27, 1999 as Celebrity Sports Network, Inc. The principal activities since inception have been organizational matters and obtaining financing. The Company was formed in an effort to broaden the scope of public appearances available to current and former professional athletes. The Company, however, changed their operations in 2001 through a reverse acquisition with Powder River Basin Gas Corp., an oil and gas company.

Power River Basin Gas Corp. (PRBG) was incorporated in Colorado on June 13, 2001. The Company is engaged in the business of assembling and managing a portfolio of undeveloped acreage in the Powder River basin coal bed methane
(CBM) play in Sheridan County, Wyoming. This acreage is located in a proven geological setting and near operators such as Western Gas Resources, Barrett Resources, Phillips Petroleum, J.M. Huber and others. The Company has leasehold interests in 8,096.83 net acres. Two wells have been drilled on one lease and eleven additional wells have been spudded.

Pursuant to a reverse acquisition and reorganization agreement, PRBG was acquired by Celebrity Sports on September 5, 2001. At the time of the acquisition, the Company changed its name to Power River Basin Gas Corp. and issued 9 million shares of common stock for all the issued and outstanding stock of PRBG; thus, making PRBG a wholly-owned subsidiary of the Company. Because PRBG is the accounting acquirer in the reverse acquisition, all financial history in these financial statements are that of PRBG.

The Company issued 9 million shares of common stock for 9 million shares of PRBG, therefore, an adjustment to the shares outstanding was necessary to reflect the other shareholders of the Company at the time of acquisition. No goodwill was recorded in the acquisition and the purchase method of accounting was used to record the transaction.


NOTE 3 - OIL AND GAS PROPERTIES

The full cost method is used in accounting for oil and gas properties. Accordingly, all costs associated with acquisition, exploration, and development of oil and gas reserves, including directly related overhead costs, are capitalized. In addition, depreciation on property and equipment used in oil and gas exploration and interest costs incurred with respect to financing oil and gas acquisition, exploration and development activities are capitalized in accordance with full cost accounting. Capitalized interest for the quarter ended March 31, 2003 was $0. All capitalized costs of proved oil and gas properties subject to amortization are being amortized on the unit-of-production method using estimates of proved reserves. Investments in unproved properties and major development projects not subject to amortization are not amortized until proved reserves associated with the projects can be determined or until impairment occurs. If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized. As of March 31, 2003, proved oil and gas reserves had been identified on one of the Company's oil and gas properties, however, no extraction has begun; therefore, no amortization was recorded for the period ending March 31, 2003. All other wells are incomplete as of March 31, 2003.


NOTE 4 - LONG TERM DEBT

At March 31, 2003, the Company had the following long-term liabilities:


  Debentures  held by  accredited  investors,  which are
  convertible  into Company  common stock upon effective
  registration  and  bear  interest  at  6%  per  annum,
  though   maturity  or   conversion;   Debentures   are
  convertible  into  Company  common  stock  at a  price
  equal  to 75% of the  lowest  closing  bid  price  per
  share (as reported by Bloomberg,  LP) of the Company's
  common stock for the seven  trading  days  immediately
  preceding the conversion date                              $ 199,461
                                                          --------------

                          Powder River Basin Gas Corp.
            Notes to Consolidated Financial Statements (continued)
                       For the Period Ended March 31, 2003


NOTE 5 - COMMON STOCK

In February 2003, the Company issued 5,200,000 shares of treasury stock to satisfy debt associated with accrued salaries and other services at $0.025 per share.



SUBSEQUENT EVENTS:


The Chairman of the Company and entities controlled by him entered into an Exchange Agreement with Imperial Petroleum, Inc., a Nevada corporation, dated February 13, 2003 to sell all of their stock holdings in the Company (approximately 63.3% of the common stock of the Company) and any notes and other amounts due to each entity in exchange for 2.65 million shares of the common stock of Imperial. The transaction closed on May 12, 2003.


ITEM 2: Management's Discussion and Analysis OR PLAN OF OPERATION

CAUTIONARY STATEMENT ON FORWARD-LOOKING INFORMATION

The Company is including the following cautionary statement to make applicable and take advantage of the safe harbor provision of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by, or on behalf of, the Company. This quarterly report on form 10-QSB/A contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events or performance and underlying assumptions and other statements which are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company's expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitations, management's examination of historical operating trends, data contained in the Company's records and other data available from third parties, but there can be no assurance that management's expectations, beliefs or projections will result or be achieved or accomplished. In addition to other factors and matters discussed elsewhere herein, the following are important factors that, in the view of the Company, could cause actual results to differ materially from those discussed in the forward-looking statements: the ability of the Company to respond to changes in the information system environment, competition, the availability of financing, and, if available, on terms and conditions acceptable to the Company, and the availability of personnel in the future.

PLAN OF OPERATION

The Company's business strategy for the next twelve months includes focused acquisitions and drilling operations which may be curtailed, delayed or canceled as a result of a variety of factors, including unexpected drilling conditions, pressure or irregularities in formations, equipment failures or accidents, weather conditions and shortages or delays in equipment delivery. The Company has drilled two gas wells that will produce commercially viable gas resources once the appropriate infrastructure (i.e., pipeline) is in place. The Company does not currently have sufficient funds to implement drilling and completion operations on its leases and properties alone. As a result, the Company is seeking out and entertaining offers from outsiders who wish to purchase all or part of the Company.

Liquidity and Capital Resources

The Company's working capital deficit on March 31, 2003 was $710,202, resulting primarily from the use of accounts payable to finance the acquisition of leasehold interests in the Powder River Basin. The Company has no established revenue sources and continues to rely on loans from shareholders, sales of equity and other financing to sustain operations as a going concern. There is currently no agreement from any officer or shareholder to continue to provide working capital in order to maintain operations. The Company is seeking to raise the necessary funds to commence drilling operations on its leasehold properties and it may become necessary to farmout or joint venture a portion or all of its properties, if sufficient funds cannot be raised..

Current Liabilities

On March 31, 2003, the Company had approximately $684,100 in current liabilities. Of this amount, approximately $215,000 is due to various entities for the purchase of leasehold interests in the Powder River Basin and related expenses incurred by the Company. $317,700 was due to Taghmen Ventures, Ltd. and Mr. Gregory C. Smith, Chairman of the Company; Mr. Smith is also the General Partner for Taghmen Ventures Ltd. $25,000 is due under a note payable to an individual, who is the brother of Mr. Smith for monies loaned to the Company.

Need for Additional Financing for Growth

The growth of the Company's business will require substantial capital on a continuing basis, and there is no assurance that any such required additional capital will be available on satisfactory terms and conditions, if at all. The Company may pursue, from time to time, opportunities to acquire oil and natural gas properties and businesses that may utilize the capital currently expected to be available for its present operations. The amount and timing of the Company's future capital requirements, if any, may depend upon a number of factors, including drilling, transportation, and equipment costs, marketing expenses, staffing levels, competitive conditions, and purchases or dispositions of assets, many of which are not in the Company's control. Failure to obtain any required additional financing could materially adversely affect the growth, cash flow and earnings of the Company. In addition, the Company's pursuit of additional capital could result in the incurrence of additional debt or potentially dilutive issuances of equity securities.

The Company's ability to meet any future debt service obligations will be dependent upon the Company's future performance, which will be subject to oil and natural gas prices, the Company's level of production, general economic conditions and financial, business and other factors affecting the operations of the Company, many of which are beyond its control. There can be no assurance that the Company's future performance will not be adversely affected by such changes in oil and natural gas prices and/or production nor by such economic conditions and/or financial, business and other factors. In addition, there can be no assurance that the Company's business will generate sufficient cash flow from operations or that future bank credit will be available in an amount to enable the Company to service its indebtedness or make necessary expenditures. In such event, the Company would be required to obtain such financing from the sale of equity securities or other debt financing. There can be no assurance that any such financing will be available on terms acceptable to the Company. Should sufficient capital not be available, the Company may not be able to continue to implement its business strategy.

ITEM 3:  CONTROLS AND PROCEDURES

Based on their evaluation of the Company's disclosure controls and procedures as of a date within 90 days of the filing of this Report, the Chairman and Chief Executive Officer have concluded that such controls and procedures are effective.


There were no significant changes in the Company's internal controls or in other factors that could significantly affect such controls subsequent to the date of evaluation.



PART II: OTHER INFORMATION

ITEM 1:  LEGAL PROCEEDINGS

The Company is a Plaintiff involved in a legal proceeding in the United States District Court for the District of Colorado, Civil Action No. 02-0764, versus John Skinner, an individual. The lawsuit was settled in the fourth quarter of 2002 and as a result, the Company recorded a note payable to Mr. Skinner of $40,000 which remains outstanding as of March 31, 2003.

ITEM 2:  CHANGES IN SECURITIES



Subsequent to March 31, 2003, the Company filed a Schedule 14C , Definitive Information Statement in which the majority of the shareholders of the company had agreed to amend the Articles of Incorporation of the Company and increase the authorized shares of common stock, par value $0.001, of the Company from 50,000,000 shares to 200,000,000 shares of common stock, par value, $0.001. The
Schedule 14C is included herein by reference.

ITEM 3:  DEFAULTS UPON SENIOR SECURITIES

         NONE

ITEM 4:  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         NONE

ITEM 5:  OTHER INFORMATION

         NONE

ITEM 6:  Exhibits and Reports on Form 8-K


      (a) Exhibit 99.1 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Chief Executive Officer.
      (b) Reports
          Report on Form 8-K, as amended, Celebrity Sports Network, Inc., filed January 24, 2002; Change in Registrant's Certifying Accountant


Signatures

Pursuant to the requirements of Section 13 or 15(d) the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Powder River Basin Gas Corp.
             Registrant


By:          \s\ Jeffrey T. Wilson, President
             Jeffrey T. Wilson, President

Date:        May 20, 2003

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-KSB

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                  For the fiscal year ended December 31, 2002

[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

                        Commission file number 000-31945

                          POWDER RIVER BASIN GAS CORP.
          (Name of small business issuer as specified in its charter)

                                 P.O. Box 7500
                              Dallas, Texas 75209
                                 (214) 526-5678

           (Address of principalexecutive office & telephone number)

                                    Colorado
                            (State of incorporation)

                                   84-1521645
                        (IRS Employer Identification #)

      Securities registered under Section 12(b) of the Exchange Act: None

Securities registered under Section 12(g) of the Exchange Act: Common Stock, $.001 par value

[X]
Check  whether  the issuer  (1) has filed all  reports  required  to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

[X] Check if disclosure of delinquent filers in response to Item 405 of Regulation SB is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB

State issuer's revenues for the most recent fiscal year:  $15,000

The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the average bid and asked price of such common equity, as of December 31, 2002 was $467,642 based on the closing price on the OTC Bulletin Board on that day.

The current number of shares outstanding of Powder River Basin Gas Corp. common stock was 20,437,833 as of December 31, 2002.

                       Documents Incorporated by Reference

Powder River Basin Gas Corp. incorporates by reference in Part III of this Form 10-KSB, the registrant's Report on Form 8-K, as amended, with exhibits thereto, filed October 22, 2002 under the Securities Act of 1933.

Powder River Basin Gas Corp. incorporates by reference in Part III of this Form 10-KSB, the registrant's Report on Form 8-K, as amended, with exhibits thereto, filed December 4, 2001 under the Securities Act of 1933.

Powder River Basin Gas Corp. incorporates by reference in Part III of this Form 10-KSB, the registrant's Registration Statement on Form 10-SB, with exhibits thereto, filed December 14, 2000 under the Securities Act of 1933.

Transitional Small Business Disclosure Format (check one): [ ] Yes [X] No

                          POWDER RIVER BASIN GAS CORP.
                                 ANNUAL REPORT


                                                    Table of Contents

Part I
Description of Business                                                  4
Description of Properties                                                5
Legal Proceedings                                                        6
Submission of Matters to a Vote of Security Holders                      6

Part II
Market for Common Equity and Related Stockholder Matters                 6
Management's Discussion and Analysis or Plan of Operation                7
Financial Statements                                                    14
Changes In and Disagreements With Accountants on Accounting and         28
Financial Disclosure

Part III
Directors, Executive Officers, Promoters and Control Persons;
Compliance with Section 16(a) of the Exchange Act                       28
Executive Compensation                                                  29
Security Ownership of Certain Beneficial Owners and Management          29
Certain Relationships and Related Transactions                          30
Exhibits and Reports on Form 8-K                                        31

Signatures                                                              32
Certification of Principal Executive Officer                            33

Description of Business

Powder River Basin Gas Corp. ("PRVB" or the "Company") was incorporated as Celebrity Sports Network ("Celebrity Sports") in the State of Colorado on August 27, 1999. On September 5, 2001; Celebrity Sports Network acquired PRVB, a private corporation incorporated in the State of Colorado on June 13, 2001. Subsequently, Celebrity Sports Network changed its name from Celebrity Sports Network to Powder River Basin Gas Corp. Celebrity Sports was formed in an effort to broaden the scope of appearances available to current and former professional athletes. It intended to assist athletes in refining their speaking and presentation skills to increase marketability, gain a market for the athletes, and market the athletes for speaking engagements. From inception, Celebrity Sports remained a development stage company, with primary focus on organizational matters, acquiring candidate athletes as clients, and developing its marketing and business plans. Due to disappointing results; operational losses, lack of working capital, and less than acceptable results from initial business plan implementations; Celebrity Sports decided to explore other business opportunities, both within and outside the sports management industry. Ultimately, Celebrity Sports acquired and became Powder River Basin Gas Corp.

Business

PRVB is an oil and gas exploration company that is engaged in the evaluation and development of coalbed methane ("CBM") reserves as well as shallow oil reserves within the Powder River Basin in the State of Wyoming. PRVB`s focus has been in obtaining leasehold interests in acreage within the Powder River Basin, currently a prolific coal bed methane gas exploration play in the domestic United States. Its attributes include low cost, shallow depth drilling and completion; a proven play with major operators and an existing and expanding infrastructure; greater and longer production yields when comparing cost/benefit analyses to other basins and, a low exploration risk.

As of December 31, 2002, PRVB owns a total of 14,622 acres in fourteen different leases within Converse, Crook, Johnson, and Sheridan counties. The company has a 80 percent to 100 percent working interests in all of its leases to date. The Company's leases are adjacent to larger CBM developers and operators such as Western Gas Resources, Williams Companies, Phillips Petroleum, J.M. Huber and others. This close proximity to other operators allows PRVB to benefit from the established infrastructure of gathering systems, pipelines, electricity sources, roads, etc.

In January 2002, the Company drilled and completed two CBM wells in their Zullig Lease, located just west of Clearmont, Wyoming in Sheridan County. Both wells are completed in the Monarch coal seam, which is located at a depth of approximately 800 feet. One of the two wells was tested and produced at an initial rate of 702 Mcf (thousand cubic) per day. In addition, the Company drilled eleven other wells on the lease to a minimal depth of ten percent of their total depth in order to meet certain state requirements in reducing the well spacing from eighty acres to forty acres. Because the pipeline did not arrive during 2002, as expected, the Company did not sell any gas during the year. In January 2003, the Company entered into an agreement with Rimrock Pipeline to provide pipeline services to the Company.

Pricing

PRVB's average cost to drill, complete and tie-in a CBM well to existing infrastructure is estimated to be $75,000, which is below the basin's average cost of $89,000 per CBM well. The projected costs are less due to the fact that a majority of their coal seam objectives are at depths less than 800 feet. The Company anticipates that the development of its CBM assets can generate a substantial profit. Plan of Operation

PRVB's short-term focus will continue to be on developing and monetizing its CBM and shallow oil assets within the Powder River Basin and to seek additional opportunities to expand its current asset base as well as pursue other acquisitions that will enhance shareholder.

Marketing

The Company intends to review and analyze its available options to sell at the wellhead or transport its production to the highest value markets and intends to implement those options that generate the highest overall value for the Company. The available natural gas pipelines near the Company's acreage include: Rimrock Pipeline, Bitter Creek Pipeline, Williston Basin Interstate Pipeline, Fort Union, MIGC, and Northern Pipeline. It is anticipated that no additional processing or treating will be necessary to meet pipeline specifications.

Description of Properties

The Company's offices are located in Dallas, Texas and it has non-exclusive use of desks and storage space and available business services. The Company's Chairman has been providing these office facilities at no cost to the Company.

As of December 31, 2002 and 2001, Powder River Basin Gas Corp. had 80 to 100 percent working interests in the following CBM and shallow oil leases:

Lease                      County          Net Acres        Gross Acres
Bell                       Converse        907              907
Haefele                    Converse        640              640
Cranston                   Crook           1,934            1,934
Franklin                   Crook           620              1,944
Griffith(1)                Crook           320              640
Griffith (2)               Crook           160              320
Griffith (3)               Crook           440              600
Kanode                     Crook           920              1,000
Olds (D-Road)              Crook           200              640
Olds (Keyhole)             Crook           120              480
Karmon                     Johnston        320              320
Noteboom                   Johnston        800              800
Hanft                      Sheridan        898              1,197
Legerski                   Sheridan        340              360
Robb                       Sheridan        1,486            2,520
Zullig                     Sheridan        256              320
                                           10,361           14,622

Legal Proceedings

PRVB has never been in bankruptcy, receivership or any similar legal proceeding, and is not subject to any pending legal proceedings. Powder River Basin Gas Corp. is not aware of any threatened legal proceedings. The foregoing is also true with respect to each officer, director and control shareholder as well as any entity owned by any officer, director and control shareholder, over the last five years.

During 2002 the Company filed a lawsuit against a former service provider, alleging violations of Section 16 of the Securities and Exchange Act of 1934 and
Section 5 of the Securities Act of 1933. In order to avoid the additional expense and uncertainty of litigation, agreed to settle and resolve all of the claims between them. As part of the settlement agreement, the Company recorded a $50,000 liability, of which, $40,000 remains outstanding at December 31, 2002.

Submission of Matters to a Vote of Security  Holders

None during the years ended December  31, 2002 and 2001.

Market for Common  Equity and Related  Stockholder Matters

Market  Information

The common stock of Powder River Basin Gas Corp. is traded on the OTC Bulletin Board under the symbol PRVB.

Holders

Powder River Basin Gas Corp. had 20,437,833 and 19,907,833 shares of common stock outstanding as of December 31, 2002 and 2001, respectively and had approximately 320 and 278 shareholders at the end of 2002 and 2001, respectively

Dividend Policy

PRVB has never paid dividends on its common stock and does not anticipate paying any dividends in the foreseeable future. Management anticipates that earnings will be retained to fund the company's working capital needs and expansion of the business.

Management's  Discussion and Analysis

The following discussion of the Company's financial condition and the results of operations should be read in conjunction with the Financial Statements and Notes thereto appearing elsewhere in this document.

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that in addition to the description of historical facts contained herein, this report contains certain forward-looking statements that involve risks and uncertainties as detailed herein and from time to time in the Company's other filings with the Securities and Exchange Commission and elsewhere. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those, described in the forward-looking statements.

These factors include, among others: (a) the availability of financing or additional investment capital; (b) the retention of qualified operational management; (c) drilling and operational hazards; (d) pricing fluctuations (e) ability to develop additional reserves.

The Company's operations consist primarily of exploration and development of oil and gas properties. While oil and natural gas are the principal products currently produced by the Company, the Company does not refine or process the oil and natural gas that it produces. The Company sells the gas it produces under short-term contracts at market prices in the areas in which the producing properties are located, generally at F.O.B. field prices posted by the principal purchaser of oil in such areas.

Results of Operations

During 2002 we discovered accounting inaccuracies in certain prior period financial statements, requiring restatement of the financial statements for these periods. We conducted an internal investigation under the direction of our Board of Directors to determine the scope and magnitude of these inaccuracies.

As a result of the internal accounting investigation, our consolidated statements of operations, cash flows and stockholders' equity for the year ended December 31, 2001 and the consolidated balance sheet as of December 31, 2001 have been restated. In addition, to give effect to accumulated prior period adjustments and their related tax impacts, and to give effect of additional treasury stock issuances during 2002, the consolidated statements of operations, cash flows and stockholders' equity for the periods ended March 31, 2002, June 30, 2002 and September 30, 2002 and the consolidated balance sheets for the periods then ended, have also been restated.

Revenues

The Company has not yet generated significant revenue from the sale of natural gas. This is primarily due to the fact the infrastructure required to realize these sales has not yet been extended to the Company's properties. The Company has drilled two gas wells that will produce commercially viable gas resources once the appropriate infrastructure (i.e., pipeline) is in place. The Company plans on implementing its drilling plan and begin recognizing revenues during 2003.

Costs and Expenses

The Company's general and administrative expenses for the fiscal years ended December 31, 2002 and 2001 were $414,568 and $25,927, respectively, which represents 30.9% and 1.5% of total expenses. The increase is because 2002 included a full year of operations, while 2001 was a short year and did not include any management salaries and 2002 includes significant costs associated with being a public company.

The Company incurred legal and professional expenses of $673,293 and $1,597,563 for the years ending December 31, 2002 and 2001, respectively, which amounts are not included in the general and administrative expenses noted above and represent 50.2% and 89.5% of the total expenses incurred by the Company. The decrease is because the Company completed its merger with Celebrity Sports in 2001 and incurred significant legal and professional fees in the form of common stock and treasury stock.

The Company incurred lease operating expenses totaling $231,517 and $95,451 during 2002 and 2001, respectively, which represents 17.3% and 5.3% of the total expenses. In 2002, the Company drilled a few wells and performed procedures related to making several properties operational, including working with various operators in the Powder River Basin. The Company's travel expenses were $21,835 and $66,655 for the years ended December 31, 2002 and 2001, respectively, which represents 1.6% and 3.7% of the total expenses incurred by the Company during the respective fiscal years, because 2001 included many trips between Texas and Wyoming to acquire leasehold interests, while 2002 had less such activity.

In 2002, the management of the Company was unable to secure financing for the proposed drilling programs which was primarily due to general market conditions and the fact that the Chief Executive Officer, which the Company hired during 2002, resigned in the 3rd Quarter for personal reasons. The Company, however, anticipates that it will be able to raise the necessary funds to commence drilling operations on its leasehold properties during the 2003 fiscal year.

Net Income (Loss)

Net loss for the fiscal years ended December 31, 2002 and 2001 were $1,344,796 and $1,786,236, respectively or $0.07 and $0.19 per share. The majority of the net loss is categorized in general and administrative expenses, lease operating costs, legal and professional services and travel, as more fully described above.

Liquidity and Capital Resources

Net cash used in operating activities was $241,720 and $176,967 for the fiscal years ended December 31, 2002 and 2001, respectively. Cash used in investing activities was $283,400 and $843,400 for the same periods and cash provided by investing activities was $535,353 and $1,022,690 for the fiscal years ended December 31, 2002 and 2001, respectively.

The Company's working capital deficit on December 31, 2002 and 2001 was $1,094,517 and $880,271, respectively. This deficit resulted primarily from the use of short-term debt and accounts payable to finance the acquisition of leasehold interests in the Powder River Basin, which as noted above, amounted to $283,400 and $843,400 during 2002 and 2001, respectively, as well as the ongoing operations of the Company and costs associated with being a public company.

The Company has no established revenue sources and continues to rely on loans from shareholders, sales of equity and other financing to sustain operations as a going concern. There is currently no agreement from any officer or shareholder to continue to provide working capital as required, to maintain operations.

Non-Cash Transactions

The non cash  transactions for the year ended December 31, 2002 were as follows:
250,000 shares of treasury stock was issued to a vendor to satisfy an accounts payable and 630,000 shares of treasury stock were issued in January 2002 for services at $0.61 per share; 1,130,000 shares of treasury stock were issued March 2002 for services at $0.59 per share; 630,000 shares of treasury stock were issued in July 2002 for services at $0.09 per share; and 500,000 shares of common stock were issued in July 2002 to a related party for reduction of debt at $0.20 per share.

The non cash  transactions for the year ended December 31, 2001 were as follows:
3,350,000 shares of common stock were issued on June 13, 2001 for organizational expenses at $0.001 per share; 5,650,000 shares of common stock were issued in September, 2001 for the acquisition of Powder River Basin Gas Corp. at $0.001 per share; 5,040,000 shares of common stock were returned due to non-completion of services in connection with the acquisition of Powder River Basin Gas Corp. at $0.001 per share; 100,000 shares of common stock issued in September, 2001 for satisfaction of certain accounts payable at $0.81 per share; 560,000 shares of treasury stock were issued in October, 2001 for services at $0.81 per share; 920,000 shares of treasury stock were issued in November, 2001 for services at $1.11 per share; and 247,833 shares of common stock issued in December, 2001 to satisfy debt associated with the acquisition of oil and gas leases at $1.00 per share.


Current Liabilities

On December 31, 2002 and 2001, the Company had approximately $1,107,073 and $882,594, respectively, in current liabilities. $317,700 and $332,700 at December 31, 2002 and 2001, respectively, was due Taghmen Ventures, Ltd. Mr.
Gregory C. Smith, Chairman of the Company is the General Partner for Taghmen Ventures Ltd. and owns approximately 1% of Taghmen Ventures Ltd. These amounts represent funds advanced to the Company in 2001 by Taghmen Ventures, Ltd. for working capital purposes.

History of Losses

The Company incurred net losses of $1.3 million and $1.8 million for the years ended December 31, 2002 and 2001, respectively. Prior to 2001, the Company had no previous net losses due to its formation in 2001. The Company may continue to incur net losses during 2003 and, to the extent that it remains without operational funding, such losses may continue.

Operational Management

The Company currently has no operational management and will require the retention of qualified individuals in the field of oil and gas exploration in order for it to realize the full potential of its leasehold assets and therefore maximize shareholder value. The Company has been actively recruiting experienced personnel in this area and believes it has identified a management team to initiate its development plans.

Need for Additional Financing for Growth

The growth of the Company's business will require substantial capital on a continuing basis, and there is no assurance that any such required additional capital will be available on satisfactory terms and conditions, if at all. The Company may pursue, from time to time, opportunities to acquire oil and natural gas properties and businesses that may utilize the capital currently expected to be available for its present operations. The amount and timing of the Company's future capital requirements, if any, may depend upon a number of factors, including drilling costs, transportation costs, equipment costs, marketing expenses, staffing levels and competitive conditions, and any purchases or dispositions of assets, many of which are not within the Company's control. Failure to obtain any required additional financing could materially adversely affect the growth, cash flow and earnings of the Company. In addition, the
Company's pursuit of additional capital could result in the incurrence of additional debt or potentially dilutive issuances of additional equity securities.

The Company's ability to meet any future debt service obligations will be dependent upon the Company's future performance, which will be subject to oil and natural gas prices, the Company's level of production, general economic conditions and financial, business and other factors affecting the operations of the Company, many of which are beyond its control. There can be no assurance that the Company's future performance will not be adversely affected by such changes in oil and natural gas prices and/or production nor by such economic conditions and/or financial, business and other factors. In addition, there can be no assurance that the Company's business will generate sufficient cash flow from operations or that future bank credit will be available in an amount to enable the Company to service its indebtedness or make necessary expenditures. In such event, the Company would be required to obtain such financing from the sale of equity securities or other debt financing. There can be no assurance that any such financing will be available on terms acceptable to the Company. Should sufficient capital not be available, the Company may not be able to continue to implement its business strategy.

Acquisition Risks

The Company's business strategy includes focused acquisitions of , and drilling operations may be curtailed, delayed or canceled as a result of a variety of factors, including unexpected drilling conditions, pressure or irregularities in formations, equipment failures or accidents, weather conditions and shortages or delays in the delivery of equipment. In addition, any use by the Company of 3-dimensional seismic and other advanced technology requires greater pre-drilling expenditures than traditional drilling strategies. There can be no assurance as to the success of the Company's future drilling activities.

Geographic Concentration of Operations

All of the Company's current operations are located in Wyoming. Because of this concentration, any regional events that increase costs or competition, reduce availability of equipment or supplies, reduce demand or limit production will impact the Company more adversely than if the Company was geographically diversified.

Inability to Develop Additional Reserves

The Company's future success as an oil and natural gas producer depends upon its ability to find, develop and acquire additional oil and natural gas reserves that are economically recoverable. Except to the extent that the Company conducts successful development activities or acquires properties containing proved reserves, the Company's proved reserves will generally decline as reserves are produced. There can be no assurance that the Company will be able to locate additional reserves or that the Company will drill economically productive wells or acquire properties containing proved reserves.

Certain Industry and Marketing Risks

The Company's operations are subject to the risks and uncertainties associated with drilling for, producing and transporting of oil and natural gas. The Company's future ability to market its natural gas and oil production will depend upon the availability and capacity of natural gas gathering systems and pipelines and other transportation facilities. Federal and state regulation of oil and natural gas production and transportation, general economic conditions, changes in supply and in demand all could materially adversely affect the Company's ability to market its oil and natural gas production.

Effects of Changing Prices

The future financial condition and results of operations of the Company depend upon the prices it receives for its oil and natural gas and the costs of acquiring, developing and producing oil and natural gas. Oil and natural gas prices have historically been volatile and are subject to fluctuations in response to changes in supply, market uncertainty and a variety of additional factors that are also beyond the Company's control. These factors include, without limitation, the level of domestic production, the availability of imported oil and natural gas, actions taken by foreign oil and natural gas producing nations, the availability of transportation systems with adequate capacity, the availability of competitive fuels, fluctuating and seasonal demand for natural gas, conservation and the extent of governmental regulation of production, weather, foreign and domestic government relations, the price of domestic and imported oil and natural gas, and the overall economic environment. A substantial or extended decline in oil and/or natural gas prices could have a material adverse effect on the Company's estimated value of its natural gas and oil reserves, and on its financial position, results of operations and access to capital. The Company's ability to maintain or increase its borrowing capacity, to repay current or future indebtedness and to obtain additional capital on attractive terms is substantially dependent upon oil and natural gas prices.

The Company uses the full cost method of accounting for its investment in oil and gas properties. Under the full cost method of accounting, all costs of acquisition, exploration and development of oil and gas reserves are capitalized into a "full cost pool" as incurred, and properties in the pool are depleted and charged to operations using the unit-of-production method based on the ratio of current production to total proved oil and gas reserves. To the extent that such capitalized costs (net of accumulated depreciation, depletion and amortization) less deferred taxes exceed the SEC PV-10 (present value discounted at 10% as dictated by the SEC) of estimated future net cash flow from proved reserves of oil and gas, and the lower of cost or fair value of unproved properties after income tax effects, such excess costs are charged against earnings. Once incurred, a write-down of oil and gas properties is not reversible at a later date even if oil or gas prices increase.

Operating Hazards and Uninsured Risks

The Company's operations are subject to the risks inherent in the oil and natural gas industry, including the risks of fire, explosions, blow-outs, pipe failure, abnormally pressured formations and environmental accidents such as oil spills, gas leaks, ruptures or discharges of toxic gases, brine or well fluids into the environment (including groundwater contamination). The occurrence of any of these risks could result in substantial losses to the Company due to injury or loss of life, severe damage to or destruction of property, natural resources and, equipment, pollution or other environmental damage, clean-up responsibilities, regulatory investigation and penalties and suspension of operations. In accordance with customary industry practice, the Company maintains insurance against some, but not all, of the risks described above. There can be no assurance that any insurance maintained by the Company will be adequate to cover any such losses or liabilities. Further, the Company cannot predict the continued availability of insurance, or availability at commercially acceptable premium levels. The Company does not carry business interruption insurance. Losses and liabilities arising from uninsured or under-insured events could have a material adverse effect on the financial condition and operations of the Company. From time to time, due primarily to contract terms, pipeline interruptions or weather conditions, the producing wells in which the Company owns an interest have been subject to production curtailments. The curtailments range from production being partially restricted to wells being completely shut-in. The duration of curtailments varies from a few days to several months. In most cases the Company is provided only limited notice as to when production will be curtailed and the duration of such curtailments. The Company is not currently experiencing any material curtailment on its production.

Inflation and Changing Prices

The impact of inflation, as always, is difficult to assess. The Company cannot anticipate whether the present level of inflation will remain, however, a sudden increase in inflation and/or an increase in operating costs or drilling costs coupled with a reversal of current pricing could have an adverse effect on the operations of the Company.

Financial Statements

Contents
                                                                         Page
Independent Auditors' Report                                              F-2
Financial Statements
Consolidated Balance Sheet                                                F-3
Consolidated Statement of Operations                                      F-4
Consolidated Statement of Stockholder's Equity                            F-5
Consolidated Statement of Cash Flows                                      F-6
Notes to Consolidated Financial Statements                                F-8

INDEPENDENT AUDITORS' REPORT


To the Stockholders and Board of Directors
Powder River Basin Gas Corp.
Dallas, TX

We have audited the accompanying consolidated balance sheets of Powder River Basin Gas Corp. as of December 31, 2002 and 2001 and the related consolidated statements of operations, stockholders' equity and cash flows for the period ended December 31, 2002 and from inception on June 13, 2001 through December 31, 2001 and 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Powder River Basin Gas Corp. as of December 31, 2002 and 2001 and the consolidated results of their operations and their cash flows for the period ended December 31, 2002 and from inception on June 13, 2001 through December 31, 2001 and 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note to the consolidated financial statements, the Company has suffered recurring operating losses and is dependent upon financing to continue operations, which raises substantial doubt about its ability to continue as a going concern. Management's plans with regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


 \s\
Chisholm & Associates
North Salt Lake, Utah
April 10, 2003

                          POWDER RIVER BASIN GAS CORP.
                           Consolidated Balance Sheets

                                     ASSETS

                                                    December 31,    December 31,
                                                         2002           2001
                                                    ----------------------------

CURRENT ASSETS
  Cash                                              $    12,556   $      2,323
                                                    ------------  ------------

   Total Current Assets                             $    12,556          2,323
                                                    -----------   ------------

OIL AND GAS PROPERTIES USING
 FULL COST ACCOUNTING (Note 1)

  Properties not subject to amortization              1,853,469      1,570,069
  Accumulated amortization                                    -              -
                                                    ------------  ------------

   Net Oil and Gas Properties                         1,853,469      1,570,069
                                                    -----------   ------------

   TOTAL ASSETS                                     $ 1,866,025   $  1,572,392
                                                    ============  ============


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                  $   114,020   $    524,894
  Accrued expenses                                       48,953              -
  Related party payable (Note 3)                        317,700        332,700
  Notes payable (Note 3)                                626,400         25,000
                                                    -----------   ------------

   Total Current Liabilities                          1,107,073        882,594
                                                    -----------   ------------

   Total Liabilities                                  1,107,073        882,594
                                                    -----------   ------------

STOCKHOLDERS' EQUITY
  Common stock; par value $0.001 per share;
  authorized 50,000,000 shares; 20,437,833
  and 19,907,833 shares issued and 19,517,833
  and 16,347,833 outstanding, respectively               20,437         19,907

  Capital in excess of par value                      3,870,467      2,459,687

  Accumulated deficit                                (3,131,032)    (1,786,236)

  Treasury stock; 920,000 and 3,560,000 shares            (920)         (3,560)
                                                    -----------    ------------

   Total Stockholders' Equity                           758,952        689,798
                                                    -----------   ------------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $ 1,866,025   $  1,572,392
                                                    ===========   ============


                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                          POWDER RIVER BASIN GAS CORP.
                      Consolidated Statements of Operations


                                                                       From
                                                    From Inception  Inception on
                                       For the Year     on June 13,    June 13,
                                          Ended        2001 through 2001 Through
                                         December      December 31, December 31,
                                           2002            2001         2002
                                       -----------------------------------------
REVENUE

  Oil and gas sales                    $    15,000  $         -   $     15,000
                                       -----------  -----------   ------------

   Total Revenue                       $    15,000            -         15,000
                                       -----------  -----------   ------------

EXPENSES

  General and administrative               414,568       25,927        440,495
  Lease operating costs                    231,517       95,451        326,968
  Legal and professional                   673,293    1,597,563      2,270,856
  Travel                                    21,835       66,655         88,490
                                       -----------  -----------   ------------

   Total Expenses                        1,341,213    1,785,596      3,126,809
                                       -----------  -----------   ------------

NET OPERATING LOSS                     (1,326,213)   (1,785,596)    (3,111,809)
                                       -----------  -----------   -------------

OTHER INCOME (EXPENSES)

  Interest expense                         (18,583)        (640)       (19,223)
                                       -----------  -----------   -------------

   Total Other Income (Expenses)           (18,583)        (640)       (19,223)
                                       -----------  -----------   -------------

NET LOSS                               $(1,344,796) $(1,786,236)   $(3,131,032)
                                       ========================================


BASIC LOSS PER COMMON SHARE            $     (0.07)     $ (0.19)   $     (0.18)
                                       ========================================

WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING                      20,161,422    9,341,538      17,249,831
                                       ========================================


                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                          POWDER RIVER BASIN GAS CORP.
                 Consolidated Statements of Stockholders' Equity
            From Inception on June 13, 2001 through December 31, 2002


                                          Common Stock                                      Treasury Stock
                                        -------------------        Paid-In      Retained   ----------------------
                                          Shares     Amount        Capital      Deficit    Shares       Amount
                                        ---------  ---------      ----------    ---------  ----------  ----------
Balance at inception on
 June 13, 2001                                 - $       -        $        -    $       -           - $          -

Common stock issued for
 organization costs, $0.001
 per share                             3,350,000     3,350                 -            -           -            -

Common stock issued for
 services at $0.001 per share          5,650,000     5,650                 -            -           -            -

Common stock returned due to
 noncompletion of services at
 $0.001 per share                              -         -                 -            -  (5,040,000)      (5,040)

Reverse acquisition adjustment         9,960,000     9,960            (9,960)           -           -            -

Common stock issued for related
 party payable at $0.81 per share        100,000       100            80,900            -           -            -

Common stock issued for services
 at $0.81 per share                            -        -            453,040            -     560,000            -

Common stock issued for cash
 at $1.10 per share                      600,000       600           664,390            -           -            -

Common stock issued for services
 at $1.11 per share                            -         -         1,023,730            -     920,000          920

Common stock issued in lieu of
 accounts payable at $1.00 per share     247,833       247           247,587            -           -

Net loss for the year ended
 December 31, 2001                             -         -                 -   (1,786,236)          -            -
                                      ---------- ---------        ----------  -------------------------------------
Balance, December 31, 2001            19,907,833 $  19,907         $2,459,687 $(1,786,236)  (3,560,000)  $  (3,560)


                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                          POWDER RIVER BASIN GAS CORP.
                 Consolidated Statements of Stockholders' Equity
     From Inception on June 13, 2001 through December 31, 2002 (continued)


                                          Common Stock                                          Treasury Stock
                                     ---------------------          Paid-In    Retained     -----------------------
                                        Shares     Amount            Capital    Deficit       Shares       Amount
                                      ---------- ---------        ----------- -----------   ----------   ----------
Balance, December 31, 2001            19,907,833 $  19,907         $2,459,687 $(1,786,236)  (3,560,000)  $  (3,560)

Common stock issued for payables
 at $0.61 per share                            -         -            152,250           -      250,000         250

Common stock issued for services
 valued at $0.61 per share                     -         -            407,420           -      630,000         630

Common stock issued for cash at
 $1.00 per share                          30,000        30             29,970           -            -           -

Common stock issued for services
 at $0.59 per share                            -         -            665,570           -    1,130,000       1,130

Common stock issued for services
 at $0.09 per share                            -         -             56,070           -      630,000         630

Common stock issued for related party
 payables at $0.20 per share             500,000       500             99,500           -            -           -

Net loss for the year ended
 December 31, 2002                             -         -                  -  (1,344,796)           -           -
                                      ---------- ---------         ----------  -----------  ----------     -------

Balance, December 31, 2002            20,437,833 $  20,437         $3,870,467 $(3,131,032)    (920,000)       (920)
                                      ========== =========         ========== ============    =========    ========





                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                          POWDER RIVER BASIN GAS CORP.
                      Consolidated Statements of Cash Flows

                                                                        From          From
                                                                        Inception     Inception
                                                        For the Year    June 13,      June 13,
                                                        Ended 2001      through       2001 through
                                                        December        December 31,  December 31,
                                                          2002             2001          2002
                                                  ------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                 (1,344,796)  $(1,786,236)   (3,131,032)
  Adjustments to reconcile net loss to net cash
   provided (used) by operating activities:
   Common stock issued for services rendered                 1,131,450    1,482,210     2,613,660
   Common stock issued for retirement of accounts payable      252,500       81,000       333,500

  Changes in operating assets and liabilities:
   Increase (decrease) in accounts payable                    (361,921)      46,059      (234,815)
                                                            -----------   ----------   -----------
     Net Cash Provided (Used) by Operating Activities         (322,767)    (176,967)     (418,687)
                                                            -----------  -----------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Expenditures for oil and gas property development           (283,400)      (843,400) (1,126,800)
                                                            -----------  -------------  ----------

     Net Cash (Used) by Investing Activities                  (283,400)      (843,400) (1,126,800)
                                                            -----------  -------------  ----------

(843,400) (1,126,800)

CASH FLOWS FROM FINANCING ACTIVITIES
   Payments on notes payable and long-term liabilities         (88,100)
-    (169,147)
  Proceeds from notes payable and long-term liabilities        674,500      357,700     1,032,200
  Proceeds from issuance of common stock                        30,000      664,990       694,990
                                                           -----------  -----------   -----------
     Net Cash Provided by Financing Activities                 616,400    1,022,690     1,558,043
                                                           -----------  -----------   -----------

NET INCREASE (DECREASE) IN CASH                                 10,233        2,323        12,556

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                   2,323            -             -
                                                           -----------  -----------   -----------

CASH AND CASH EQUIVALENTS AT END OF YEAR                        12,556  $     2,323        12,556
                                                           ===========  ===========   ===========

CASH PAID FOR:

  Interest                                                 $    18,583  $       640   $    19,223
  Income taxes                                             $          - $         -   $         -

NON-CASH FINANCING ACTIVITIES:
  Common stock issued for payment of accounts payable pertaining
   to acquisition of oil and gas properties                $   152,500  $   247,834   $   400,334
Common stock issued to retire accounts payable             $   100,000  $    81,000   $   181,000


                          POWDER RIVER BASIN GAS CORP.
                Notes to the Consolidated Financial Statements
                           December 31, 2002 and 2001

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Organization

The Company was incorporated under the laws of Colorado on August 27, 1999 as Celebrity Sports Network, Inc. The principal activities since inception have been organizational matters and obtaining financing. The Company was formed in an effort to broaden the scope of public appearances available to current and former professional athletes. The Company, however, changed their operations in 2001 through a reverse acquisition with Powder River Basin Gas Corp., an oil and gas company.

Power River Basin Gas Corp. (PRBG) was incorporated in the state of Colorado on June 13, 2001. The Company is engaged in the business of assembling and managing a portfolio of undeveloped acreage in the Powder River basin coal bed methane
(CBM) play in Sheridan County, Wyoming. This acreage is located in a proven geological setting and near operators such as Western Gas Resources, Barrett Resources, Phillips Petroleum, J.M. Huber and others. The Company has leasehold interests in 8,096.83 net acres. Two wells have been drilled on one lease and eleven additional wells have been spudded.

Pursuant to a reverse acquisition and reorganization agreement, PRBG was acquired by Celebrity Sports on September 5, 2001. At the time of the acquisition, the Company changed its name to Power River Basin Gas Corp. The
Company issued 9,000,000 shares of common stock for all the issued and outstanding stock of PRBG; thus, making PRBG a wholly-owned subsidiary of the Company.

Because PRBG is the accounting acquirer in the reverse acquisition, all financial history in these financial statements are that of PRBG.

The Company issued 9,000,000 shares of common stock for the receipt of 9,000,000 shares of PRBG, therefore, an adjustment to the shares outstanding was necessary to reflect the other shareholders of the Company at the time of acquisition. No goodwill was recorded in the acquisition, and the purchase method of accounting was used in recording the business combination.

b.  Revenue and Cost Recognition

The Company's consolidated financial statements are prepared using the accrual method of accounting. The Company has elected a December 31, year end.

                         Powder River BAsin Gas Corp.
            Notes to Consolidated Financial Statements (continued)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Oil and Gas Properties

The full cost method is used in accounting for oil and gas properties. Accordingly, all costs associated with acquisition, exploration, and development of oil and gas reserves, including directly related overhead costs, are capitalized. In addition, depreciation on property and equipment used in oil and gas exploration and interest costs incurred with respect to financing oil and gas acquisition, exploration and development activities are capitalized in accordance with full cost accounting. Capitalized interest for the year ended December 31, 2002 was $0. All capitalized costs of proved oil and gas properties subject to amortization are being amortized on the unit-of-production method using estimates of proved reserves. Investments in unproved properties and major development projects not subject to amortization are not amortized until proved reserves associated with the projects can be determined or until impairment occurs. If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized. As of December 31, 2002, proved oil and gas reserves had been identified on one of the Companies oil and gas properties, however, no extraction has begun; therefore, no amortization has been recorded for the year ending December 31, 2002. All other wells are incomplete as of December 31, 2002.

c.  Bad Debts

Bad debts on receivables are charged to expense in the year the receivable is determined uncollectible, therefore, no allowance for doubtful accounts in included in the financial statements. Amounts determined as uncollectible are not significant to the overall presentation of the financial statements.

d.  Basis of Consolidation

The consolidated financial statements include the accounts of Celebrity Sports Network, Inc. and PRBG. All significant inter-company accounts and transactions have been eliminated in the consolidation.

e.  Earnings (Loss) Per Share

The computation of earnings per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

                                       Income (Loss)      Shares     Per-Share
                                         (Numerator) (Denominator)      Amount

         For the year ended December 31, 2002:
            Basic EPS
              Income (loss) to common
                stockholders           $(1,344,796)   20,161,422  $     (0.07)
                                       =========== =============  ===========


         For the year ended December 31, 2001:
            Basic EPS
              Income (loss) to common
                stockholders           $ (1,786,236)     9,341,538     $(0.19)
                                       ============      =========     =======

f.  Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

g.  Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes. Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss, tax credit carry-forwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

                                                      December 31, December 31,

                                                          2002         2001



         Deferred tax assets:
            Net operation loss carry-forwards       $  3,100,000    $ 1,700,000
                                                    ------------    -----------


               Total Deferred Tax Assets               1,054,000        578,000

               Valuation allowance for deferred
               tax assets                             (1,054,000)      (578,000)
                                                     ------------    -----------

                                                     $          -    $        -
                                                     ============    ===========



At December 31, 2002, the Company has net operating losses of $3,131,032 which expire beginning in 2022.

h. Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. In these financial statements assets and liabilities involve extensive reliance on management's estimates. Actual results could differ from those estimates.

i.  Property and Equipment

In accordance with Financial Accounting Standards Board Statement No. 121, the Company records impairment of long-lived assets to be held and used or to be disposed of when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount. At December 31, 2002 and 2001, no impairments were recognized.


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

j.  Financial Instruments

The recorded amounts of financial instruments, including cash equivalents, accounts payable and accrued expenses, and long-term debt approximate their market values as of December 31, 2002. The Company has no investments in derivative financial instruments.

k.  Newly Issued Pronouncements

In July 2001, the Financial Accounting Standards Board issued two statements - Statement 141, BUSINESS COMBINATIONS, and Statement 142, GOODWILL AND OTHER INTANGIBLE ASSETS.

      Statement 141:

          o  Eliminates   the  pooling   method  for   accounting  for  business
     combinations.

          o Requires that intangible assets that meet certain criteria be reported separately from goodwill.

          o Requires negative goodwill arising from a business combination to be recorded as an extraordinary gain.

      Statement 142:

          o Eliminates the amortization of goodwill and other intangibles that are determined to have an indefinite life.

          o Requires, at a minimum, annual impairment tests for goodwill and other intangible assets that are determined to have an indefinite life.


Upon adoption of these Statements, the Company is required to:

          o Re-evaluate goodwill and other intangible assets that arose from business combinations entered into before July 1, 2001. If the recorded other intangibles assets do not meet the criteria for recognition, they should be reclassified to goodwill. Similarly, if there are other intangible assets that meet the criteria for recognition but were not separately recorded from goodwill, they should be reclassified from goodwill.

          o Reassess the useful lives of intangible assets and adjust the remaining amortization periods accordingly.

          o Write-off any remaining negative goodwill.

The Company completed its assessment of the effects of these new pronouncements on its financial statements and believes the effects to be immaterial. The standards were implemented by the Company in its 2002 consolidated financial statements.

NOTE 2 - GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring operating losses and is dependent upon raising capital to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to raise additional funds to continue the exploration of the leases, and then to begin extracting methane to sell and generate the necessary funds to continue operations.

NOTE 3 - LONG-TERM LIABILITIES

         Long-term liabilities are detailed in the following schedules as of December 31, 2002:

         Notes payable:

         Note payable to a company, due in total in January 2002,
         including interest at 10%.                               $     86,400

         Note payable to an individual, due in total in January 2003,
         including interest at 12%                                      25,000

         Note payable to an individual, due in total in May 2003        40,000

         Convertible debenture to a Company, due in total by conversion of
         stock, including interest at 6%                               260,000

         Note payable to a Company, due in total on March 2003,
         including interest at 7.10%                                   215,000
                                                                  ------------

         Total Notes Payable                                      $    626,400
                                                                  ------------

Notes payable - related party

         Note payable to Taghmen Ventures, LLC a company owned
         partially by Greg Smith, the Company's president, unsecured
         and bears no interest.                                  $    317,700
                                                                  ------------

         Total notes payable - related party                           317,700
                                                                  ------------

         Total long-term liabilities                                   944,100
                                                                  ------------

         Less: current portion                                        (626,400)

         Less: current portion-related party                          (317,700)
                                                                  ------------

         Total current portion                                        (944,100)
                                                                  ------------

         Total Long-Term Liabilities                              $          -
                                                                  ------------

         Future minimum principal payments on notes payable
         are as follows: 2003                                    $    944,100
                                                                  ------------

                                                           Total $    944,100

NOTE 4 - RELATED PARTY TRANSACTIONS

During 2001, Taghmen Ventures Ltd. advanced funds to the Company. Gregory C. Smith, the Company's Chairman, is the General Partner of Taghmen Ventures and owns approximately 1%. Advances of $350,000 and payments of $17,300 were made during 2001 and payments of $15,000 were made during 2002. The note has a balance due at December 31, 2002 and 2001 of $317,700 and $332,700, respectively. The note is non-interest bearing and due in February 2002. During 2002 Gregory C. Smith converted $100,000 in accrued compensation into 500,000 shares of common stock.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

The Company has entered into various oil and gas leases from several land owners. Associated with the agreements, the Company is committed to various royalty agreements ranging from 15% to 25% of gross revenue production. Some of the leases also provide for a minimum royalty. As of December 31, 2002, no royalties were due.

NOTE 6 - STOCK TRANSACTIONS

On June 13, 2001, the Company issued 3,350,000 shares of common stock for organization expenses at $0.001 per share.

In September 2001, the Company issued 5,650,000 shares for services provided in connection with the acquisition of Powder River Basin Gas Corp. at $0.001 per share.

In September 2001, 5,040,000 shares of the Company's common stock was returned due to noncompletion of services in connection with the acquisition of Powder River Basin Gas Corp. at $.001 per share.

In  September   2001,  the  Company  issued  100,000  shares  to  a  vendor  for satisfaction of accounts payable at $0.81 per share.

In October 2001, the Company issued 560,000 shares of treasury stock for services at $0.81 per share.

In October 2001, the Company authorized the issuance of 600,000 shares for cash of $664,990 at $1.10 per share, pursuant to a Reg D 506 exempt offering,

In November 2001, the Company issued 920,000 shares of treasury stock for services at $1.11 per share.

In December 2001, the Company issued 247,833 shares to satisfy debt associated with the acquisition of oil and gas leases at $1.00 per share.

In January 2002, the Company issued 250,000 shares of treasury stock to a vendor to satisfy accounts payable at $0.61 per share.

In January 2002, the Company issued 630,000 shares of treasury stock for services at $0.61 per share.

In March 2002, the Company issued 30,000 shares of common stock at $1.00 per share.

In March 2002, the Company issued 1,130,000 shares of treasury stock for services at $0.59 per share.

In July 2002, the Company issued 630,000 shares of treasury stock for services at $0.09 per share.

In July 2002, the Company issued 500,000 shares of common stock to a related party for reduction of debt at $0.20 per share.

NOTE 7 - SUBSEQUENT EVENTS

In March 2003, loans associated with leased properties were in default and as a result properties were given back to satisfy debt, properties were valued at $455,000.

In January 2003, 4,000,000 shares of common stock was issued to reduce debt in the amount of $130,000.

NOTE 8 - PRIOR PERIOD RESTATEMENT FOR COMMON STOCK TRANSACTIONS

The Company previously omitted the return of 5,040,000 shares of their common stock to treasury stock and the subsequent issuance of 1,480,000 shares of treasury stock. The 5,040,000 shares were returned to the Company in September at a value of $5,040. In October and November, the Company issued 1,480,000 shares of treasury stock for services valued at $1,478,250. Due to the omission of these transactions, the financial statements at December 31, 2001 have been restated.

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

During 2001, Powder River Basin Gas Corp. elected to change from the auditing accounting firm of:

Cordovano and Harvey, P.C.
201 Steele Street, Suite 300
Denver, Colorado 80206

To the auditing accounting firm of:

Chisholm & Associates
P.O. Box 540216
North Salt Lake, Utah 84054

The Company's management is familiar with the new firm and felt that the new independent accountant will provide quality and timely service.

The Board of Directors approved the change in accounting firm as of November 27, 2001.


The new accounting firm was not consulted prior to engagement on any specific accounting matter either completed or proposed.

Powder River Basin Gas Corp. has never had nor anticipates having, nor had during the most recent two fiscal years or any subsequent interim period proceeding the date of change, any disagreements with accountants on matters of accounting, financial disclosure, matter of accounting principles or practices, or auditing scope or procedure; nor has any principal accountant, currently or in the past recent years, resigned or declined to stand for reelection.

The financial statements audited by the principal accountant for the past two years do not contain an adverse opinion or disclaimer of opinion or were modified as to uncertainty, audit scope or accounting principles.

Directors,  Executive Officers,  Promoters and Control Persons;  Compliance with
Section  16(a) of the Exchange Act

Powder River Basin Gas Corp.'s sole director and principal executive officer is as follows:

Name                     Age   Position

Gregory C. Smith         42    President and Chairman of the Board

Gregory C. Smith has been involved in the workout and structured finance business for eighteen years. From 1996 to 1998, Mr. Smith was an independent merchant banker in the real estate industry, where he primarily acted as an investor and developer. Since 1998, he has served as President of Renaissance Companies, Inc., a privately held firm specializing in providing debt and structured finance advisory services to real estate opportunity funds, institutional investors and developers. Previous experience includes work in the commercial real estate field as both a principle and advisor and the financing and ownership of oil and gas properties in Texas and Oklahoma. Currently, Mr. Smith also serves as a Special Consultant to Fossil Bay Resources, a junior oil and gas company listed on the CDNX. Mr. Smith holds a Bachelor of Science in Business from the University of Nevada.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the company's directors and officers, and persons who own more than ten-percent (10%) of the company's common stock, to file with the Securities and Exchange Commission reports of ownership on Form 3 and reports of change in ownership on Forms 4 and
5. Such officers, directors and ten-percent stockholders are also required to furnish the company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by the company and on written representations from certain reporting persons, the Company believes that all Section 16(a) reports applicable to its officers, directors and ten-percent stockholders with respect to the fiscal years ended December 31, 2002 and 2001 were filed.

Executive Compensation

Since inception, Powder River Basin Gas Corp. has paid no cash compensation to its officers or directors. Officers of the company will be reimbursed for out-of-pocket expenses and may be compensated for the time devoted to the Company. In addition, officers may receive compensation for services performed on behalf of the Company. The terms of any such compensation will be determined on the basis of the nature and extent of the services which may be required and will be no less favorable to the company than the charges for similar services made by independent third parties who are similarly qualified.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of Powder River Basin Gas Corp.'s common stock as of December 2001, by each person or entity known to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers.

   Title of Class      Name of Beneficial Owner     Number Shares   % of Class
Common Stock         Gregory C. Smith                     4,430,000       21.68
Common Stock         Alan L. Edgar                        1,200,000        5.87
Common Stock         Taghmen Ventures Ltd.                5,455,000       26.69
Total Shares of 5% or more Beneficial Ownership          11,085,000       54.24

Total Shares Issued and Outstanding                      20,437,833

Gregory C. Smith is the General Partner for Taghmen Ventures Ltd. and has dispositive control of those shares and is the beneficial owner of 1% of the outstanding shares thereof.

Certain Relationships and Related Transactions

During 2001, Taghmen Ventures Ltd. advanced funds to the Company. The Company's president is the general partner of Taghmen Ventures Ltd. and is the beneficial owner of one percent (1%) of the entity. Advances of $350,000 were made in 2001 and payments of $15,000 and $17,300 were made during 2002 and 2001, respectively. The balance of the note was $317,700 and $332,700 at December 31, 2002 and 2001, respectively and the note is non-interest bearing and was due in February 2002.

On June 13, 2001, the Company issued 3,350,000 shares of common stock for organization expenses at $0.001 per share.

In September 2001, the Company issued 5,650,000 shares for services provided in connection with the acquisition of Powder River Basin Gas Corp. at $0.001 per share.

In September 2001, 5,040,000 shares of the Company's common stock were returned due to non-completion of services in connection with the acquisition of Powder River Basin Gas Corp. at $0.001 per share.

In  September   2001,  the  Company  issued  100,000  shares  to  a  vendor  for satisfaction of accounts payable at $0.81 per share.

In October 2001, the Company issued 560,000 shares of treasury stock for services at $0.81 per share.

In October 2001, the Company authorized the issuance of 600,000 shares for cash of $664,990 at $1.10 per share, pursuant to a Reg. D 506 exempt offering

In November 2001, the Company issued 920,000 shares of treasury stock for services at $1.11 per share.

In December 2001, the Company issued 247,833 shares to satisfy debt associated with the acquisition of oil and gas leases at $1.00 per share.

In January 2002, the Company issued 250,000 shares of treasury stock to a vendor to satisfy accounts payable at $0.61 per share and issued 630,000 shares of treasury stock for services at $0.61 per share.

In March 2002, the Company issued 30,000 shares of common stock at $1.00 per share.

In March 2002, the Company issued 1,130,000 shares of treasury stock for services at $0.59 per share.

In July 2002, the Company issued 630,000 shares of treasury stock for services at $0.09 per share.

In July 2002, the Company issued 500,000 shares of common stock to a related party for reduction of debt at $0.20 per share.


Exhibits and Reports on Form 8-K

(a) The following documents are filed as a part of this report:

 1) Independent auditors' report.
 2) Powder River Basin Gas Corp. financial statements:
 3) Consolidated balance sheets as of December 31, 2002 and 2001
 4) Consolidated statement of operations from inception (June 13, 2001) through December 31, 2002 and for the years ended December 31, 2002 and 2001
 5) Consolidated statement of stockholders' equity from inception(June 13, 2001) through December 31, 2002 and for the years ended December 31, 2002 and 2001
 6) Consolidated statements of cash flows from inception (June 13, 2001) through December 31, 2002 and for the years ended December 31, 2002 and 2001
 7) Notes to consolidated financial statements

(b) Exhibits

Number Description
3 (a)  Articles of Incorporation
       Powder River Basin Gas Corp. incorporates by reference the exhibit
       3(a)(i)   Articles of Incorporation, and exhibit 3(a)(ii) Amended and
       Restated Articles of Incorporation, filed with registration statement on Form 10-SB, November 14, 2000.

3 (b)   Bylaws
        Powder River Basin Gas Corp. incorporates by reference the exhibit 3(b) Bylaws as filed with its registration statement on Form 10-SB, filed November 14, 2000.

16      Letter on Change in Certifying Accountant
        Powder River Basin Gas Corp. incorporates by reference the exhibit 16 filed with its Report on Form 8-K, as amended, filed December 4, 2001.

99.1 Certification of Principal Executive Officer and Chief Financial Officer pursuant to 18 U.S.S. Section 1350, as adopted pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002
(c) Reports on Form 8-K

1. Report on Form 8-K, Celebrity Sports Network, Inc., filed September 20, 2001;

     a) Change of Control of Registrant

     b) Acquisition or Disposition of Assets

     c) Other Events - 39:1 Stock Dividend Distribution

     d) Resignation of Registrant's Directors

     e) Financial Statements and Exhibits
          Financial Statements of Powder River Basin Gas Corp.
          for the period from inception to August 31, 2001.

2. Report on Form 8-K, as amended, Celebrity Sports Network, Inc., filed December 4, 2001; Change in Registrant's Certifying Accountant

3. Report on Form 8-K, as amended, Powder River Basin Gas Corp. filed October 22, 2002; Resignation of Chief Executive Officer

Controls and Procedures

Within the 90 days prior to the date of this Form 10-KSB, PRVB carried out an evaluation, under the supervision and with the participation of management, including its chief executive officer and chief accounting officer, of the effectiveness of the design and operation of its disclosure controls and procedures pursuant to Exchange Act Rule 13a-14. Based upon that evaluation, its chief executive officer and chief accounting officer concluded that the disclosure controls and procedures are effective in timely alerting them to material information relating to the company required to be included in periodic SEC filings. There have been no significant changes in internal controls or in other factors, which could significantly affect internal controls subsequent to the date management carried out their evaluation

Signatures

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. Powder River Basin Gas Corp. Registrant


By:       \s\ Gregory C. Smith, President and Chairman
          Gregory C. Smith, President and Chairman

Date:     April 15, 2003

                     Certificate of Chief Executive Officer

I, Gregory C. Smith, President and Chairman of Powder River Basin Gas Corp. certify that:

     1. I have reviewed this annual report on Form 10-KSB of Powder River Basin Gas Corp. ("PRVB").

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

     3. Based on my knowledge, the financial statements and other financial information included in this annual report fairly present, in all material respects, the financial condition, results of operations and cash flows of PRVB as of, and for, the periods presented in this report.

     4. PRVB's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in the Exchange Act Rules 13a-14 and 15d-14) for PRVB and we have:

          a. designed such disclosure controls and procedures to ensure that material information relating to PRVB, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

          b. evaluated the effectiveness of PRVB's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

          c.  presented  in  this  annual  report  our  conclusions   about  the
          effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.

     5. PRVB's other certifying officers and I have disclosed, based on our most recent evaluation, to our auditors:

          a. all significant deficiencies in the design or operation of internal controls which could adversely affect PRVB's ability to record, process, summarize and report financial data and have identified for PRVB's auditors any material weaknesses in internal controls; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in PRVB's internal controls.

     6. PRVB's other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  April 15th, 2003 ____________________________________________________
                        Gregory C. Smith, President and Chairman

                                  Exhibit 99.1

                 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                         AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) (the "Act"), each of the undersigned officers of Powder River Basin Gas Corp., a Colorado corporation (the "Company"), does hereby certify that:

The Annual Report on Form 10-KSB for the year ended December 31, 2002 (the "Periodic Report") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)) and information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



           /s/ Gregory C. Smith
           -----------------------------------
           Gregory C. Smith
           President
           Powder River Basin Gas Corp.


Dated:  April 15, 2003



The foregoing certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of the Periodic Report or as a separate disclosure document.